                   AGREEMENT AND PLAN OF REORGANIZATION (WM I)

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 1st day of December, 2006, by and among Principal Investors Fund, Inc.
("PIF"), a Maryland corporation, on behalf of its separate series listed below
(the "Acquiring Funds") and WM Trust I ("WM I"), a Massachusetts business trust, on behalf of its separate series listed below (the "Acquired Funds"), and for purposes of Section 7 of this Agreement only, by Principal Management
Corporation ("PMC"), an Iowa corporation, and New American Capital, Inc.
("NAC"), a Delaware corporation.

                                                                       Corresponding
            Acquired Funds                                             PIF Acquiring Funds
            --------------                                             -------------------
            Equity Income Fund                                  --     Equity Income Fund I*
            Growth & Income Fund                                --     Disciplined LargeCap Blend Fund
            High Yield Fund                                     --     High Yield Fund II*
            Income Fund                                         --     Income Fund*
            Mid Cap Stock Fund                                  --     MidCap Stock Fund*
            Money Market Fund                                   --     Money Market Fund
            REIT Fund                                           --     Real Estate Securities Fund
            Small Cap Value Fund                                --     SmallCap Value Fund
            Tax-Exempt Bond Fund                                --     Tax-Exempt Bond Fund I*
            U.S. Government Securities Fund                     --     Mortgage Securities Fund*
            West Coast Equity Fund                              --     West Coast Equity Fund*

         This Agreement shall be deemed to be a separate agreement between WM I, on behalf of each Acquired Fund, and PIF, on behalf of the corresponding
Acquiring Fund. As used herein, unless the context otherwise requires, each
Acquired Fund and its corresponding Acquiring Fund are, respectively, the
"Acquired Fund" and the "Acquiring Fund." Certain Acquiring Funds are new series of PIF that are being organized in connection with the transactions contemplated by this Agreement These Acquiring Funds are indicated above by an asterisk. They will not commence operations until the Closing. The provisions of this Agreement that apply to such an Acquiring Fund are to be read with that understanding. The remaining Acquiring Funds are referred to herein as the "Existing Acquiring
Funds."

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the
United States Internal Revenue Code of 1986, as amended (the "Code"), and the
Treasury Regulations promulgated thereunder. The reorganization with respect to each Acquired Fund and its corresponding Acquiring Fund will consist of: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of the Stated Liabilities of the Acquired Fund
(as defined in Section 1.3) in exchange solely for Class A, Class B, Class C and
Class I voting shares of capital stock of the Acquiring Fund (the "Acquiring
Fund Shares"); (ii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests; and
(iii) the termination, dissolution and complete liquidation of the Acquired Fund as soon as practicable thereafter, all upon the terms and conditions hereinafter set forth (the "Reorganization").

         WHEREAS, each of the Acquired Fund and the corresponding Acquiring Fund is a separate series of an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and the
Acquired Fund owns securities and other investments which generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Board of Directors of PIF has determined that the
Reorganization is in the best interests of the Acquiring Fund; and

         WHEREAS, the Board of Trustees of WM I has determined that the
Reorganization is in the best interests of the Acquired Fund;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1. TRANSFER OF ACQUIRED FUND ASSETS IN EXCHANGE FOR ACQUIRING FUND SHARES AND
ASSUMPTION OF STATED LIABILITIES AND LIQUIDATION OF ACQUIRED FUND

         1.1. The Exchange. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

         (a) The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in Section 1.2;

         (b) The Acquiring fund will assume the Stated Liabilities of the
Acquired Fund as set forth in Section 1.3; and

         (c) the Acquiring Fund will issue and deliver to the Acquired Fund, the number of full and fractional shares of each corresponding class of Acquiring
Fund Shares determined by dividing the aggregate value of the Acquired Fund's assets, net of certain stated liabilities of the Acquired Fund, attributable to each class of Acquired Fund Shares (as set forth below), computed in the manner and as of the time and date set forth in Section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below), computed in the manner and as of the time and date set forth in Section 2.2.

         Such transactions shall take place at the closing provided for in
Section 3.1 (the "Closing").

         The classes of shares of the Acquiring Fund correspond to the classes of shares of the Acquired Fund (the "Acquired Fund Shares") as follows: Class A shares of the Acquiring Fund correspond to Class A shares of the Acquired Fund;
Class B shares of the Acquiring Fund correspond to Class B shares of the
Acquired Fund; Class C shares of the Acquiring Fund correspond to Class C shares of the Acquired Fund and Institutional Class ("Class I") shares of the Acquiring
Fund correspond to Class I shares of the Acquired Fund.

         1.2. Assets to Be Acquired. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property owned by the
Acquired Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims, (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in Section 3.1 (the "Closing Date"), and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 6.2 (c) and other than the Acquired Fund's rights under this Agreement (collectively, "Assets").

         The Acquired Fund will, at least 7 days prior to the Closing Date, furnish the Acquiring Fund with (a) a list of the Acquired Fund's portfolio securities and other investments and (b) a list of the Acquired Fund's "historic business assets," which are defined for this purpose as (i) those assets that were acquired by the Acquired Fund prior to the date of the approval of the
Reorganization by the Board of Trustees of WM I, and (ii) those assets that were acquired subsequent to such Board approval but in accordance with the Acquired
Fund's investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Fund will, at least 3 days prior to the Closing Date, furnish the Acquired Fund with a list of the securities and other instruments, if any, on the Acquired Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. If requested by the Acquiring Fund, the Acquired Fund will dispose of securities and other instruments on the Acquiring Fund's list before the
Closing Date. In addition, if it is determined that the portfolios of the
Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring
Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the
Acquired Fund furnishes the Acquiring Fund with the list described above, the
Acquired Fund will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objectives, policies and restrictions or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, (a) nothing herein will require the Acquired Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Acquired Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund and (b) nothing will permit the
Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's directors or investment adviser, such disposition would adversely affect the tax-free nature of the
Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund.

         1.3. Liabilities to Be Assumed. The Acquired Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, prior to the
Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Acquired Fund set forth in the Acquired Fund's statement of assets and liabilities as of the Closing Date delivered by the Acquired Fund to the Acquiring Fund pursuant to Section 3.2 (the "Stated Liabilities"). The
Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Acquired Fund. Notwithstanding the foregoing, the Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the
Acquired Fund's Declaration of Trust and Bylaws as in effect as of the date of this Agreement shall survive the Reorganization as obligations of the Acquiring
Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquired Fund, its successors or assigns.

         1.4. Liquidation and Distribution. Immediately after the transfer of
Assets provided for in Section 1.1, the Acquired Fund will distribute in complete liquidation of the Acquired Fund to the shareholders of record of each class of Acquired Fund Shares, determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date (the "Acquired Fund
Shareholders"), on a pro rata basis, all the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to Section 1.1. Such distribution and liquidation will be accomplished by the transfer of the
Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the
Acquiring Fund in the names of the Acquired Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due
Acquired Fund Shareholders holding the corresponding class of Acquired Fund
Shares. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and cancelled on the books of the Acquired Fund and will be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

         1.5. Ownership of Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

         1.6 Surrender of Certificates. With respect to Acquiring Fund Shares distributable pursuant to Section 1.4 to an Acquired Fund Shareholder holding a certificate or certificates for Acquired Fund Shares, if any, on the Closing
Date, the Acquiring Fund will not permit such shareholder to receive Acquiring
Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other investment companies, effect an account transfer of such Acquiring Fund
Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund
Shareholder has surrendered all his or her outstanding certificates for Acquired
Fund Shares or, in the event of lost certificates, posted adequate bond.

         1.7. Transfer Taxes. Any transfer taxes payable upon the issuance of
Acquiring Fund Shares in a name other than the registered holder of the Acquired
Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund
Shares are to be issued and transferred.
         1.8. Reporting Responsibility. Any reporting responsibility of or with respect to an Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the
Securities and Exchange Commission (the "SEC"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

         1.9 Termination and Dissolution. As soon as practicable after the
Closing Date, WM I shall make all filings and take all other necessary steps to effect the complete dissolution of the Acquired Fund, and after the dissolution of all the Acquired Funds, to effect its complete dissolution and to terminate its registration under the 1940 Act.

         1.10 Books and Records. Immediately after the Closing Date, the share transfer books relating to the Acquired Fund shall be closed, and no transfer of shares shall thereafter be made on such books. All books and records of WM I relating to the Acquired Fund, including without limitation all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to PIF from and after the Closing
Date and shall be turned over to PIF as soon as practicable after the Closing
Date. After delivery of such books and records to PIF, PIF shall be responsible for the maintenance of such books and records in accordance with the 1940 Act and the rules and regulations thereunder.

         1.11 Action by PIF and WM I. PIF shall take on behalf of the Acquiring
Fund all actions expressed herein as being the obligations of the Acquiring
Fund. WM I shall take on behalf of the Acquired Fund all actions expressed herein as being the obligations of the Acquired Fund.

2.       VALUATION

         2.1. Valuation of Assets. The value of the Assets to be transferred to the Acquiring Fund shall be computed as of the close of regular trading on the
NYSE, and after the declaration of any dividends pursuant to Section 6.2 (c), on the Closing Date, using the valuation procedures set forth in the Articles of
Incorporation and Bylaws of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the
Acquiring Fund (collectively, as amended or supplemented from time to time, the
"Acquiring Fund Prospectus"), and shall be certified by the Acquired Fund.

         2.2. Valuation of Shares. The net asset value of a share of each class of Acquiring Fund Shares shall be the net asset value per share computed with respect to that class as of the close of regular trading on the NYSE on the
Closing Date, using the valuation procedures set forth in the Articles of
Incorporation and the Bylaws of the Acquiring Fund and the Acquiring Fund
Prospectus.

3.       CLOSING AND CLOSING DATE

         3.1. Closing Date. The Closing shall be held on January 12, 2007 (the
"Closing Date"), at the offices of Principal Management Corporation, 680 8th
Street, Des Moines, Iowa 50392, or at such other time and place as PIF and WM I may agree. Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place simultaneously as of the close of regular trading on the
NYSE on the Closing Date (the "Effective Time").

         3.2 Statement of Assets and Stated Liabilities. WM I will prepare and deliver to the Acquiring Fund on the second business day prior to the Closing
Date a statement of the Assets and Stated Liabilities of the Acquired Fund as of
such date for review and agreement by the parties to determine that the Assets and Stated Liabilities of the Acquired Fund are being correctly determined in accordance with the terms of this Agreement. WM I will deliver at the Closing
(i) an updated statement of Assets and Stated Liabilities of the Acquired Fund
and (ii) a list of the Acquired Fund's portfolio assets showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (i)
and (ii) as of the Closing Date, and certified by the principal accounting officer of WM I.

         3.3. Custodian's Certificate. The Acquired Fund shall instruct its custodian to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets have been delivered in proper form to the custodian for the Acquiring Fund on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired
Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring
Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940
Act, or other permitted counterparties or a futures commission merchant, as defined in Rule 17f-6 under the 1940 Act, shall be delivered as of the Closing
Date by book entry, in accordance with the customary practices of such depositories and future commission merchants and the custodian for the Acquiring
Fund. The cash to be transferred by the Acquired Fund shall be delivered in the manner specified by the Acquiring Fund.

         3.4. Transfer Agent's Certificate. The Acquired Fund shall instruct its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund
Shareholders as of the Closing Date and the number and percentage ownership (to four decimal places) of outstanding shares of each class of the Acquired Fund owned by each such shareholder immediately prior to the Closing. The Acquiring
Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund, or provide evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund.

         3.5 Failure to Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to Section 3.2 to the custodian for the Acquiring Fund of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to those Assets, executed copies of an agreement of assignment and due bills executed on behalf of the broker, dealer or other counterparty, or such other documentation in lieu thereof as may be acceptable to the Acquiring
Fund, together with such other documents as may be required by the Acquiring
Fund or its custodian.

         3.6 Delivery of Additional Items. At the Closing each party shall deliver to the other such bills of sale, instruments of assumptions of liabilities, checks, assignments, share certificates, receipts and other documents, as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

         3.7. Effect of Suspension in Trading. In the event that on the Closing
Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the
NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the
Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date to which PIF and WM I may agree.

4.  REPRESENTATIONS AND WARRANTIES

          4.1  The Acquired Fund. WM I on behalf of the Acquired Fund represents and warrants to PIF and the ------------------- Acquiring Fund as
               follows:

         (a) Organization, Existence, etc. WM I is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the
Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted. WM I is duly authorized to transact business in Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund is a legally designated, validly existing series of shares of WM I representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of WM I and the Acquired
Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

         (b) Registration as Investment Company. WM I is duly registered under the 1940 Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.
Each of WM I and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

         (c) Form N-14. The Registration Statement on N-14 and the Combined
Prospectus/Proxy Statement contained therein relating to the transactions contemplated by this Agreement as amended or supplemented from time to time (the
"Registration Statement"), as of the effective date of the Registration
Statement and at all times subsequent thereto up to and including the Closing
Date, conforms and will conform, as it relates to WM I and the Acquired Fund, in all material respects to the requirements of federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to WM I and the Acquired Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by WM I with respect to WM I or the Acquired Fund for use in the Registration Statement
or any other materials provided in connection with the Reorganization, as of the effective date of the Registration and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

         (d) Current Offering Documents. The prospectus, statement of additional information and shareholder reports of WM I relating to the Acquired Fund, each to the extent incorporated by reference in the Registration Statement, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, are and will be accurate in all material respects and do not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) No Violation. Each of WM I and the Acquired Fund is not in
violation of Massachusetts law or in any material respect of any provision of WM
I's Declaration of Trust or bylaws or of any agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which WM I or the
Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement will not result in any such violation or in the acceleration of any obligation, or the imposition or any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which WM I or the Acquired Fund is a party or by which it is bound.

         (f) Contracts. Each of WM I and the Acquired Fund has no material contracts, agreements or other commitments (other than this Agreement) that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as
Stated Liabilities in the Statement of Assets and Stated Liabilities as provided in Section 3.2 and other than contracts that may be terminated without liability to it following the Closing Date.

         (g) Litigation. To the knowledge of WM I and the Acquired Fund, except as has been disclosed in writing to PIF, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom WM I or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, there are no facts which form the basis for the institution of any such litigation, proceeding or investigation, and each of WM I and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court of governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

         (h) Financial Statements. The audited financial statements of the
Acquired Fund for the fiscal year ended October 31, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of
America consistently applied and have been audited by Deloitte & Touche LLP .
True and complete copies of such statements have been furnished to PIF. Such statements fairly reflect the financial condition and the results of operations of the Acquired Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of or the
Acquired Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Acquired
Fund for the six months ended April 30, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by WM I. True and complete copies of such statements have been furnished to PIF. Such statements fairly reflect the financial condition and the results of operations of the Acquired Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquired Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. There are no liabilities of any Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the financial statements of the Acquired Fund referred to above, liabilities incurred in the ordinary course of business subsequent to October 31, 2005, liabilities previously disclosed to and accepted by PIF and liabilities which in the aggregate have not been and will not be materially adverse to the financial condition, results of operations, business or assets of the Acquired Fund.

         (i) No Material Adverse Change. Since October 31, 2005, there has been no material adverse change in the financial condition, assets, liabilities or business of the Acquired Fund (other than changes occurring in the ordinary course of business) or any incurrence by the Acquired Fund of indebtedness, except as disclosed to PIF. For the purposes of this Section, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

         (j) Taxes. Each of WM I and the Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of WM I and the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. As of the Closing
Date, all federal and other tax returns and reports of WM I and the Acquired
Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the
Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the knowledge of WM I and the Acquired Fund, each of them will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the
Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

         (k) Regulated Investment Company. Each of WM I and the Acquired Fund
has met the requirements of subchapter M of the Code for treatment as a
"regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since it commenced operations and will continue to meet such requirements at all times through the Closing Date. Each of WM I and the Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders and is not liable for any material penalties which could be imposed thereunder.

         (l) Capitalization. The authorized capital of WM I consists of an unlimited number of shares of beneficial interest, of such number of different series as the Board of Trustees may authorize from time to time. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and on the
Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable (except as described in the prospectus of WM I) by WM I and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date. The shares of beneficial interest are not subject to preemptive or dissenter's rights. At the Effective Time, all issued and outstanding shares of beneficial interest in the Acquired Fund will be held in book-entry form by shareholders of record of the Acquired Fund as set forth on the books and records of WM I in the amounts set forth therein, and as set forth in any list of shareholders of record provided to PIF or the corresponding Acquiring Fund for purposes of the Reorganization.

         (m) Investment Operations. The Acquired Fund's investment operations from inception to the date of this Agreement have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to PIF.

         (n) Authority Relative to this Agreement. WM I, on behalf of the
Acquired Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Board of Trustees of WM I, and, subject to approval by the required majority of the shareholders of the Acquired Fund, this Agreement constitutes the valid and binding obligation of WM I and the Acquired Fund, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and other equitable principles.

         (o) No Distribution. The Acquiring Fund Shares to be issued to the
Acquired Fund pursuant to Section 1.1(c) will not be acquired for the purpose of making any distribution thereof other than to the shareholders of the Acquired
Fund as provided in Section 1.4.

         (p) Information. The information provided by the Acquired Fund for use in the Registration Statement referred to in Section 4.1(c) or in no-action letters, applications for orders or other documents that may be necessary in connection with the transactions contemplated by this Agreement shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations as applicable thereto.

         (q) Regulatory Approvals. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by WM I on behalf of the Acquired Fund of the transactions contemplated by this
Agreement, except such as may be required under the 1933 Act, the Securities
Exchange Act of 1934 (the "1934 Act"), the 1940 Act and state securities or
"Blue Sky" laws (which terms as used herein shall include the laws of the
District of Columbia and of Puerto Rico).

         (r) The Assets. At the Closing Date, WM I, on behalf of the Acquired
Fund, will have good and marketable title to the Assets of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to Section 1.1(a)
and will have full right, power and authority to sell, assign, transfer and deliver such Assets hereunder. At the Closing Date, subject only to the delivery of the Assets and the Stated Liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title to the
Assets of the Acquired Fund, subject to no encumbrances, liens or security interests whatsoever and without any restrictions on their transfer, except as previously disclosed to and accepted by the Acquiring Fund.

         (s) Diversification. At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the Assets of the Acquired Fund pursuant to this
Agreement, the Acquiring Fund, if it is a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act, will remain such a "diversified company" and in any event will remain in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date.

         (t) Restricted Securities. No registration of any of the Assets of the
Acquired Fund would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the
Acquired Fund, except as previously disclosed by the Acquired Fund to the
Acquiring Fund.

         4.2 Acquiring Fund. PIF on behalf of the Acquiring Fund represents and warrants to WM I and the Acquired Fund as follows:

         (a) Organization, Existence, etc. PIF is a corporation that is duly organized, validly existing and in good standing under the laws of the State of
Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted. PIF is duly authorized to transact business in Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The
Acquiring Fund is a legally designated, validly existing series of shares of PIF representing interests in a separate portfolio thereof under the laws of
Maryland. Each of PIF and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now, or in the case of a New Acquiring Fund, as then, being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

         (b) Registration as Investment Company. PIF is duly registered under the 1940 Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.
Each of PIF and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

         (c) Form N-14. The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to PIF and the Acquiring Fund, in all material respects to the requirements of federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to
PIF and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this Section
4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning WM I and the Acquired Fund furnished to the
Acquiring Fund by WM I or the Acquired Fund. From the effective date of the
Registration Statement through the time of the meeting of the Acquired Fund
Shareholders and on the Closing Date, any written information furnished by PIF with respect to PIF and the Acquiring Fund for use in the Registration Statement
or any other materials provided in connection with the Reorganization, as of the effective date of the Registration and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

         (d) Current Offering Documents. The Acquiring Fund Prospectus and
shareholder reports of PIF relating to the Acquiring Fund, each to the extent incorporated by reference in the Registration Statement, comply in all material respects with the requirements of the 1933 Act and the 1940 Act, are and will be accurate in all material respects and do not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) Acquiring Fund Assets. At the Closing Date, PIF, on behalf of the
Acquiring Fund, will have good and marketable title to the assets attributable to the Acquiring Fund.

         (f) No Violation. Each of PIF and the Acquiring Fund is not in
violation of Maryland law or in any material respect of any provision of PIF's
Articles of Incorporation or bylaws or of any agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which PIF or the
Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement will not result in any such violation or in the acceleration of any obligation, or the imposition or any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which PIF or the Acquiring Fund is a party or by which it is bound.

         (g) Litigation. To the knowledge of PIF and the Acquiring Fund, except as has been disclosed in writing to WM I, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom PIF or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, there are no facts which form the basis for the institution of any such litigation, proceeding or investigation, and each of PIF and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court of governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

         (h) Financial Statements. The audited financial statements of the
Acquiring Fund for the fiscal year ended October 31, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of
America consistently applied and have been audited by Ernst & Young LLP. True and complete copies of such statements have been furnished to WM I. Such statements fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the
Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of Acquiring
Fund for the six months ended April 30, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by PIF. True and complete copies of such statements have been furnished to WM I. Such statements fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. There are no liabilities of any Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the financial statements of the Acquiring Fund referred to above, liabilities incurred in the ordinary course of business subsequent to October 31, 2005, liabilities previously disclosed to and accepted by WM I and liabilities which in the aggregate have not been and will not be materially adverse to the financial condition, results of operations, business or assets of the Acquiring
Fund.

         (i) No Material Adverse Change. Since October 31, 2005, there has been no material adverse change in the financial condition, assets, liabilities or business of the Acquiring Fund (other than changes occurring in the ordinary course of business) or any incurrence by the Acquiring Fund of indebtedness, except as disclosed to WM I. For the purposes of this Section, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

         (j) Taxes. Each of PIF and the Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of PIF and the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. As of the Closing
Date, all federal and other tax returns and reports of PIF and the Acquiring
Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the
Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the knowledge of PIF and the Acquiring Fund, each of them will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the
Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

         (k) Regulated Investment Company. Each of PIF and the Acquiring Fund
has met the requirements of subchapter M of the Code for treatment as a
"regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since it commenced operations and will continue to meet such requirements at all times through the Closing Date. Each of PIF and the Acquiring Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or
4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders and is not liable for any material penalties which could be imposed thereunder.

         (l) Capitalization. The authorized capital of PIF consists of
40,230,000,000 shares of capital stock of such number of different series as the
Board of Directors may authorize from time to time. All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable
(except as described in the prospectus of PIF) by PIF and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the
Acquiring Fund are outstanding and none will be outstanding on the Closing Date.
The shares are not subject to preemptive or dissenter's rights.

         (m) Investment Operations. The Acquiring Fund's investment operations from inception to the date of this Agreement have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to WM I.
         (n) Authority Relative to this Agreement. PIF, on behalf of the
Acquiring Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Board of Directors of PIF, and this Agreement constitutes the valid and binding obligation of PIF and the Acquiring Fund, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and other equitable principles.

         (o) Information. The information provided by the Acquiring Fund for use in the Registration Statement referred to in Section 4.1(c) or in no-action letters, applications for orders or other documents that may be necessary in connection with the transactions contemplated by this Agreement shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations as applicable thereto.

         (p) Regulatory Approvals. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the
Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which terms as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.  COVENANTS

     5.1  The Acquired  Fund. WM I on behalf of the Acquired Fund  covenants and agrees as follows: -----------------

         (a) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, WM I with respect to the Acquired Fund shall conduct its business in the ordinary course between the date of this Agreement and the
Closing Date, it being understood that such ordinary course of business will include the regular and customary periodic dividends and distributions.

         (b) Meeting of the Acquired Fund's Shareholders. WM I will call and hold a meeting of the shareholders of the Acquired Funds to consider and act upon this Agreement and the transactions contemplated herein and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby. The meeting shall be scheduled for December
15, 2006 or such other date to which WM I and PIF may agree.

         (c) Registration Statement. In connection with the preparation of the
Registration Statement, WM I will cooperate with PIF and will furnish to PIF the information relating to the Acquired Funds required to be included in the
Registration Statement.

         (d) Cooperation in Effecting Reorganization. The Acquired Fund agrees to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the obligations of PIF and the corresponding Acquiring Fund to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

         (e) Statement of Earnings and Profits. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the
Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items, that the corresponding Acquiring Fund will succeed to and take into account as a result of Sections 381 through 384 of the Code. Such statement will be certified by the principal accounting officer of WM I.

     5.2  The Acquiring  Fund. PIF on behalf of the Acquiring Fund covenants and agrees as follows: ------------------

         (a) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, PIF with respect to the Acquiring Fund shall conduct its business in the ordinary course between the date of this Agreement and the
Closing Date, it being understood that such ordinary course of business will include the regular and customary periodic dividends and distributions.

         (b) Registration Statement. PIF will prepare and file the Registration
Statement and include therein the Prospectus/Proxy Statement to be used in connection with the shareholders meeting referred to in Section 5.1(b).

         (c) Cooperation in Effecting Reorganization. The Acquiring Fund agrees to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the obligations of WM I and the Acquired Fund to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

         (d) Continued Operations. PIF will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue the operations of the Acquiring Fund after the Closing Date.

6.  CONDITIONS PRECEDENT

         6.1 The Acquired Fund. The obligations of WM I on behalf of the
Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by PIF and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing
Date and, in addition thereto, to the following further conditions:

         (a) Officers Certificate. PIF on behalf of the Acquiring Fund shall have delivered to WM I on behalf of the Acquired Fund a certificate executed in its name by its President or Vice President and its Chief Financial Officer, in
form and substance satisfactory to WM I and dated as of the Closing Date, to the effect that the representations and warranties of PIF on behalf of the Acquiring
Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this
Agreement, and that PIF and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

         (b) Opinion of Counsel. WM I on behalf of the Acquired Fund shall have received a favorable opinion of Dykema Gossett PLLC, counsel to the Acquiring
Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to WM I, to the following effect:

(i)       PIF is a corporation organized and validly existing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of PIF, and the
          Acquiring Fund is a separate series of PIF constituted in accordance with the applicable provisions of the 1940 Act and the Articles of
          Incorporation and Bylaws of PIF;

(ii)      This Agreement has been authorized, executed and delivered by the
          Acquiring Fund and, assuming the Registration Statement referred to in
          Section 5.2(b) and the Prospectus/Proxy Statement included therein comply with applicable federal securities laws and assuming the authorization, execution and delivery of this Agreement by WM I and the Acquired Fund, is the valid and binding obligation of PIF and the
          Acquiring Fund enforceable against PIF and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(iii)     The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have assumed such liabilities;

(iv)      The Acquiring Fund Shares to be issued for transfer to the Acquired
          Fund Shareholders as provided by this Agreement are authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and non-assessable Class A, Class B, Class C and Class
          I shares of capital stock in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(v)       The execution and delivery of this Agreement did not, and the performance by PIF and the Acquiring Fund of their obligations hereunder will not, violate the PIF Articles of Incorporation or
          Bylaws, or any provision of any material agreement known to such counsel to which PIF or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement or any judgment or decree to which PIF or the
          Acquiring Fund is a party or by which it is bound;

(vi)      To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by PIF and the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

(vii)     Such counsel does not know of any legal or governmental proceedings relating to PIF or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement included in the
          Registration Statement referred to in Section 5.2(b) or the Closing
          Date required to be described in the Registration Statement which are not described as required;

(viii)    PIF is registered with the SEC as an investment company under the 1940
          Act; and

(ix)      To the knowledge of such counsel, except as has been disclosed in writing to WM I, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to PIF or the Acquiring Fund or any of their properties or assets or any person whom PIF or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and each of PIF and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

         6.2 The Acquiring Fund. The obligations of PIF on behalf of the
Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by WM I and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing
Date and, in addition thereto, to the following further conditions:

         (a) Officers Certificate. WM I on behalf of the Acquired Fund shall have delivered to PIF on behalf of the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant
Treasurer, in form and substance satisfactory to PIF and dated as of the Closing
Date, to the effect that the representations and warranties of WM I on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the
Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that WM I and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

         (b) Opinion of Counsel. PIF on behalf of the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(i)       WM I is a business trust organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of
          WM I, and the Acquired Fund is a separate series of WM I constituted in accordance with the applicable provisions of the 1940 Act and the
          Declaration of Trust and Bylaws of WM I;

(ii)      This Agreement has been authorized, executed and delivered on behalf of WM I and the Acquired Fund and, assuming the Registration Statement referred to in Section 5.2(b) and the Prospectus/Proxy Statement
          included therein comply with applicable federal securities laws and assuming the authorization, execution and delivery of this Agreement by PIF and the Acquiring Fund, is the valid and binding obligation of
          WM I and the Acquired Fund enforceable against WM I and the Acquired
          Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(iii)     The Acquired Fund has the power to sell, assign, transfer and deliver the Assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such Assets to the Acquiring Fund;

(iv)      The execution and delivery of this Agreement did not, and the performance by WM I and the Acquired Fund of their obligations hereunder will not, violate the WM I Declaration of Trust or Bylaws, or any provision of any material agreement known to such counsel to which WM I or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement or any judgment or decree to which WM I or the Acquired Fund is a party or by which it is bound;

(v)       To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by WM I and the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(vi)      Such counsel does not know of any legal or governmental proceedings relating to WM I or the Acquired Fund existing on or before the date of mailing of the Prospectus/ Proxy Statement included in the
          Registration Statement referred to in Section 5.2(b) or the Closing
          Date required to be described in the Registration Statement which are not described as required;

(vii)     WM I is registered with the SEC as an investment company under the
          1940 Act; and

(viii)    To the knowledge of such counsel, except as has been disclosed in writing to PIF, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to WM I or the Acquired Fund or any of their properties or assets or any person whom WM I or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and each of WM I and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

         (c) Distributions. Prior to the Closing Date, WM I on behalf of the
Acquired Fund (if it is a corresponding Fund to an Existing Acquiring Fund)
shall have declared a dividend or dividends, with a record and ex-dividend date prior to the Effective Time, which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for all its taxable periods ending on or prior to the Closing
Date (computed without regard to any deduction for dividends paid), plus the excess of its interest income, if any, excludable from gross income under
Section 103(a) of the Code over its deductions disallowed under Sections 265 and
171(a)(2) of the Code for all taxable periods ending on or before the Closing
Date and all of its net capital gains realized in all its taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         (d) Tax Certificate. The Acquired Fund shall have furnished to the
Acquiring Fund a certificate, signed by the President (or any Vice President)
and the Treasurer of WM I, as to the adjusted tax basis in the hands of the
Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this
Agreement.

         (e) Custodian Certificate. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Closing Date.

         6.3 Further Conditions Precedent. The respective obligations of WM I on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

         (a) Shareholder Approval. This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in Section 5.1(b).

          (b) Closing under Stock Purchase Agreement. The closing under the
Stock Purchase Agreement dated as of July 25, 2006 among Washington Mutual,
Inc., New American Capital, Inc., Principal Financial Group, Inc. and Principal
Management Corporation shall have occurred.

         (c) Proceedings. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

         (d) Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state "Blue Sky" and securities authorities) deemed necessary by WM I and PIF to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

         (e) Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         (f) Tax Opinion. WM I on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund shall have received a favorable opinion of Dykema Gossett
PLLC dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(i)       The acquisition by the Acquiring Fund of the Assets of the Acquired
          Fund in exchange for the Acquiring Fund's assumption of the Stated
          Liabilities of the Acquired Fund and issuance of the Acquiring Fund
          Shares, followed by the distribution by the Acquired Fund of such
          Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in
          Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring
          Fund will each be "a party to a reorganization" within the meaning of
          Section 368(b) of the Code;

(ii)      No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the
          Acquiring Fund Shares and the assumption by the Acquiring Fund of the
          Stated Liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof;

(iii)     No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Stated Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof;

(iv)      The tax basis of the Assets of the Acquired Fund acquired by the
          Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer;

(v)       The holding periods of the Assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Acquired Fund;

(vi)      No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for the
          Acquiring Fund Shares;

(vii)     The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(viii)    An Acquired Fund shareholder's holding period for the Acquiring Fund
          Shares to be received will include the period during which the
          Acquired Fund Shares exchanged therefor were held, provided that the shareholder held the Acquired Fund Shares as a capital asset on the date of the exchange; and

(ix)      The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and
          384 of the Code and the regulations thereunder.

         The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "non-equity" options and investments in
"passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).

         The opinion will be based on certain factual certifications made by officers of WM I and PIF and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

7. FEES AND EXPENSES

         Except as set forth in Section 1.7, whether or not the transactions contemplated hereby are consummated, all fees and expenses in connection with this Agreement, and the transactions contemplated hereby, incurred (a) by WM I, the Acquired Fund and NAC shall be paid by NAC and (b) by PIF, the Acquiring
Fund and PMC shall be paid by PMC; provided, however, that each of NAC and PMC shall pay 50% of the document preparation (including reasonable attorneys'
fees), printing, mailing and other costs and expenses associated with the board approvals and proxy solicitations contemplated by this Agreement, including amounts reimbursed to the Acquired Funds and the Acquiring Funds.
Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

8.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         8.1 Entire Agreement. The Acquired Fund and the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         8.2 Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.4, 1.6 through 1.11, 4.1(c) and (d), 4.2(c) and
(d), 7, 8, 11 and 12.

9.  TERMINATION

         9.1 This Agreement may be terminated by the mutual agreement of the
Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the
Closing Date because:

         (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

         (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

         (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 9.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

         9.2 If the transactions contemplated by this Agreement have not been substantially completed by June 30, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired
Fund and the Acquiring Fund.

         9.3 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages, in the absence of willful default. In the event of willful default, all remedies at law or in equity of the party adversely effected shall survive.

10.  AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of WM I on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to Section 5.2(b) no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

11.  NOTICES

         All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed given if delivered personally, transmitted by facsimile (and telephonically confirmed), mailed by registered or certified mail with postage prepaid and return receipt requested, or sent by commercial overnight courier, courier fees prepaid (if available; otherwise, by the next best class of service available), to the parties at the following address:

         (a)......if to PIF or the Acquiring Fund, to it at:

                   Principal Financial Group, Inc.
                   711 High Street
                   Des Moines, IA  50392
                   Attn:  Michael D. Roughton, Esq.
                   Telecopy:  (515) 248-3011
                   Confirmation:  (515) 248-3842

          with a copy to:

                   Dykema Gossett PLLC
                   1300 I Street, N.W.
                   Suite 300-West
                   Washington, D.C.  20005
                   Attn:  John W. Blouch, Esq.
                   Telecopy:  (202) 906-8669
                   Confirmation:  (202) 906-8600

          (b) if to WM I or the Acquired Fund, to it at:

                   WM I Trust I
                   1201 3rd Avenue
                   22nd Floor
                   Seattle, WA,  98101
                   Attn:  William G. Papesh
                   Telecopy: (206) 233-0666
                   Confirmation: (206) 913-5825
          with a copy to:

                   Ropes & Gray LLP
                   One International Place
                   Boston, MA  02110
                   Attn:  Brian D. McCabe, Esq.
                   Telecopy:  (617) 951-7050
                   Confirmation:  (617) 951-7801

or to such other person or address as any party shall specify by notice in writing to the other parties in accordance with this Section. All such notices or other communications shall be deemed to have been received on the date of the personal delivery or on the third business day after the mailing or dispatch thereof; provided that notice of change of address shall be effective only upon receipt.

12. GENERAL

         12.1 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         12.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         12.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving affect to any choice or conflicts of law rule or provision that would result in the application of the laws of any other jurisdiction.

         12.4 Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         12.5 Waivers. At any time prior to the Effective Time of the
Reorganization, each of WM I, on behalf of the Acquired Fund, and PIF, on behalf of the Acquiring Fund, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it and such Fund contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit and the benefit of such Fund contained herein, except that conditions set forth in Sections 6.3(c) and (d) may not be waived and except that any such waiver that would have a material adverse effect on the interests or rights of any Acquired Fund (or its shareholders) or any Acquiring
Fund (or its shareholders) shall be made only with the consent of the Board of
WM I or PIF, respectively.

         12.6 Reliance. All covenants and agreements made under this Agreement shall be deemed to have been material and relied upon by WM I on behalf of the
Acquired Fund and PIF on behalf of the Acquiring Fund notwithstanding any investigation made by such party or on its behalf.

         12.7 Limitation of Liability. It is expressly agreed that the obligations of WM I hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of WM I personally, but shall bind only the property of the Acquired Funds, as provided in the
Declaration of Trust of WM I. Moreover, no Acquired Fund shall be responsible for the obligations of another Acquired Fund hereunder, and all persons shall look only to the assets of each Acquired Fund to satisfy the obligations of that
Acquired Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of WM I on behalf of it and each of the
Acquired Funds and signed by authorized officers of WM I, acting as such.
Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of WM I and each Acquired Fund as provided in the
Declaration of Trust of WM I.

         IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be executed by its President or Vice President as of the date first written above.
         .........
WM TRUST I                                                             PRINCIPAL INVESTORS FUND, INC.
on behalf of each of the following Acquired Funds:                     on behalf of each of the following Acquiring Funds:

Equity Income Fund                                                     Equity Income Fund I*
Growth & Income Fund                                                   Disciplined LargeCap Blend Fund
High Yield Fund                                                        High Yield Fund II*
Income Fund                                                            Income Fund*
Mid Cap Stock Fund                                                     MidCap Stock Fund*
Money Market Fund                                                      Money Market Fund
REIT Fund                                                              Real Estate Securities Fund
Small Cap Value Fund                                                   SmallCap Value Fund
Tax-Exempt Bond Fund                                                   Tax-Exempt Bond Fund I*
                                                                       Mortgage Securities Fund*
                                                                       West Coast Equity Fund*
U.S. Government Securities Fund
West Coast Equity Fund

By:      /s/ William G. Papesh__________                             By:     /s/ Ralph C. Eucher___________________
         William G. Papesh                                                    Ralph C. Eucher
         President and Chief Executive Officer                                President and Chief Executive Officer

NEW AMERICAN CAPITAL, INC.                                           PRINCIPAL MANAGEMENT CORPORATION

                                                                     By: _/s/ Ralph C. Eucher_______________________
By: _/s/ Todd Baker______________________                                       Ralph C. Eucher
       Todd Baker                                                           President
       Executive Vice President

1                                                       - 5 -
                                      - 4 -
                               DISCLOSURE SCHEDULE

                                January 12, 2007

         The following Disclosure Schedule is provided by WM Trust I (the
"Trust") pursuant to that certain Agreement and Plan of Reorganization dated as of December 1, 2006 by and among Principal Investors Fund Inc. ("PIF"), WM Trust
I, Principal Management Corporation and New American Capital, Inc. (the "Merger
Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

         This Disclosure Schedule qualifies the representations and warranties made by the Trust in the Merger Agreement. Inclusion of information in this
Disclosure Schedule is not intended to be, and shall not be construed as, an admission of liability, or any fact pertaining to such liability, with respect to any matter whatsoever. Any summary or description of any law, regulation, contract, plan or other document contained in this Disclosure Schedule is for convenience only and reference should be made to such law, regulation, contract, plan or other document for a full explanation thereof. Disclosures contained in any documents referenced in this Disclosure Schedule shall be deemed to have been made in writing by the Trust to PIF for purposes of the Merger Agreement.
If an item is disclosed in any part of this Disclosure Schedule and the existence of such item or its contents are relevant to any other Schedule, then such item will be deemed to be disclosed in such other Schedule to the extent such item or its contents would be reasonably understood to apply to the information called for by such other Schedule.

                                 Section 4.1(g)
                                   Litigation

1. By letter dated February 26, 2004, the SEC requested documents and information regarding WM Shareholder Services, Inc. in connection with its services as transfer agent. WM Shareholder Services, Inc. responded to the request and additional requests for information based on the initial inquiry.
The SEC has not provided any notice of any failure by WM Shareholder Services,
Inc. to comply with any applicable laws or regulation.

2. On December 22, 2006, the Trust filed Forms 12b-25 with respect to the Form
N-CSR and Form N-SAR for the fiscal year ended October 31, 2006 of its
Tax-Exempt Bond Fund Series. On December 28, 2006, at the request of the staff of the SEC, the Trust filed a request for a 15-day extension of the mailing requirement of Rule 30e-1 pursuant to Rule 30e-1(e). Copies of each of these filings have been provided to PIF.

                                 Section 4.1(m)
                              Investment Operations

1. On December 22, 2006, the Trust filed Forms 12b-25 with respect to the Form
N-CSR and Form N-SAR for the fiscal year ended October 31, 2006 of its
Tax-Exempt Bond Fund series (the "Fund"). On December 28, 2006, at the request of the staff of the SEC, the Trust filed a request for a 15-day extension of the mailing requirement of Rule 30e-1 pursuant to Rule 30e-1(e). Copies of each of these filings have been provided to PIF. While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities, they prevent the Fund from borrowing money for investment purposes, although the Fund may borrow up to 5% of its net assets for temporary or emergency purposes. The Fund's Board of Trustees is reviewing these transactions in light of the Fund's investment policies and restrictions to determine what, if any, further action may be appropriate with respect to these transactions.
The effects, if any, of the resolution of this matter on the Fund's financial statements are not presently determinable.

                                 Section 4.1(r)
                                   The Assets

The WM Tax Exempt Bond holds 62 future contracts of U.S. 10 Year Treasury Note
Futures, March 2007. The basic margin requirement for these security futures is
0.01% of the underlying value of the contract. The collateral is 800,000 of cusip 64577HMH1.

The WM Tax Exempt Bond holds 16 future contracts of U.S. 30 Year Treasury Bond
Futures, March 2007. The basic margin requirement for these security futures is
0.01% of the underlying value of the contract. The collateral is 200,000 of cusip 64577HMH1.

                                 Section 4.1(t)
                              Restricted Securities

Equity Income Fund
US       92907G121            V2 Music Holdings Warrants 144A
US       26882PAQ5            ERAC USA Fin. Co. 7.35% 6/15/08
KR       796050888            Samsung Electronics GDR 144A

Income Fund
CA       30217VAC1            Express Pipelines 7.390% 12/31/2017 144A
US       060505CU6            Bank of America Corp. 5.420% 3/15/2017 144A
US       224044BR7            Cox Communications 6.45% 12/01/2036 144A
US       14985VAA9            CCM Merger Inc 8.00% 08/1/2013 114A
US       26063QAA9            Dow Jones CDX HY 7 T1, 8.375% 12/29/2011 144A
US       309601AC6            Farmers Exchange Capital 6.00% 8/1/2014 144A
US       404119AV1            HCA Inc. 9.25% 11/15/2016 144A
US       421924BD2            Healthsouth Corp. 10.750%  06/15/2016 144A
US       69348TAA0            PNC Institutional Cap 8.315% 5/15/20247 144A
US       78389RAA5            SB Treasury Company 9.40% 6/30/2008 144A
US       81211KAG5            Sealed Air Corp. conv. Bond 3.00% 06/30/2033 144A
US       81211KAJ9            Sealed Air Corp. 5.625% 07/15/2013 144A

Money Market Fund
US       008016AA5            Aerospace Corporation PP 06/1/2036
US       01922KUR7            Allied Irish Banks 144A, 07/25/2007
US       02666QUS0            American Honda Finance PP 04/13/2007
US       02666QUV3            American Honda Finance PP 05/11/2007
US       02666QVC4            American Honda Finance PP 07/27/2007
US       02666QXP3            American Honda Finance PP 01/26/2007
US       09661VAA0            Boardwalk placeCityEnterprise PP 04/01/2024
US       2254H3QC3            Credit Suisse First placeCityBoston
US       316778AA7            Fifth Third Bank PP 06/01/2018
US       402278AA3            Gulf Gate Apartments PP 09/01/2028
US       44982BAA3            placePlaceNameISO PlaceTypeBuilding LLC PP 03/01/2023
US       48131XAA6            JUL-Mark Investments LLC PP 10/01/2025
US       519042AA3            Lauren Company PP 07/01/2033
US       594478AC3            placeStateMichigan Equity PP 04/01/2034
US       756107AA6            Realty Holding Co LLC PP 05/01/2024
US       799854AA2            Sanders CRS Exchange 10/01/2023
US       846809AA9            Spartan Medical PP 12/01/2026
US       902115AA2            2440 LLC PP 05/01/2024
US       998080412            New York Life Ins. Co. Funding Agreement (GIC)
               ING placecountry-regionUSA Annuity & Life Insurance
US       998111117            Funding Agreement

                  AGREEMENT AND PLAN OF REORGANIZATION (WM II)

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 1st day of December, 2006, by and among Principal Investors Fund, Inc.
("PIF"), a Maryland corporation, on behalf of its separate series listed below
(the "Acquiring Funds") and WM Trust II ("WM II"), a Massachusetts business trust, on behalf of its separate series listed below (the "Acquired Funds"), and for purposes of Section 7 of this Agreement only, by Principal Management
Corporation ("PMC"), an Iowa corporation, and New American Capital, Inc.
("NAC"), a Delaware corporation.

                                                                       Corresponding
       Acquired Funds                                                  PIF Acquiring Funds
       California Insured Intermediate Municipal Fund           --     California Insured Intermediate Municipal
                                                                        Fund*
       California Municipal Fund                                --     California Municipal Fund*
       Growth Fund                                              --     LargeCap Growth Fund
       International Growth Fund                                --     Diversified International Fund
       Short Term Income Fund                                   --     Short Term Income Fund*
       Small Cap Growth Fund                                    --     SmallCap Growth Fund

         This Agreement shall be deemed to be a separate agreement between WM
II, on behalf of each Acquired Fund, and PIF, on behalf of the corresponding
Acquiring Fund. As used herein, unless the context otherwise requires, each
Acquired Fund and its corresponding Acquiring Fund are, respectively, the
"Acquired Fund" and the "Acquiring Fund." Certain Acquiring Funds are new series of PIF that are being organized in connection with the transactions contemplated by this Agreement. These Acquiring Funds are indicated above by an asterisk.
They will not commence operations until the Closing. The provisions of this
Agreement that apply to such an Acquiring Fund are to be read with that understanding. The remaining Acquiring Funds are referred to herein as the
"Existing Acquiring Funds."

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the
United States Internal Revenue Code of 1986, as amended (the "Code"), and the
Treasury Regulations promulgated thereunder. The reorganization with respect to each Acquired Fund and its corresponding Acquiring Fund will consist of: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of the Stated Liabilities of the Acquired Fund
(as defined in Section 1.3) in exchange solely for Class A, Class B, Class C and
Class I voting shares of capital stock of the Acquiring Fund (the "Acquiring
Fund Shares"); (ii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests; and
(iii) the termination, dissolution and complete liquidation of the Acquired Fund as soon as practicable thereafter, all upon the terms and conditions hereinafter set forth (the "Reorganization").

         WHEREAS, each of the Acquired Fund and the corresponding Acquiring Fund is a separate series of an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and the
Acquired Fund owns securities and other investments which generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Board of Directors of PIF has determined that the
Reorganization is in the best interests of the Acquiring Fund; and

         WHEREAS, the Board of Trustees of WM II has determined that the
Reorganization is in the best interests of the Acquired Fund;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1. TRANSFER OF ACQUIRED FUND ASSETS IN EXCHANGE FOR ACQUIRING FUND SHARES AND
ASSUMPTION OF STATED LIABILITIES AND LIQUIDATION OF ACQUIRED FUND

         1.1. The Exchange. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

         (a) The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in Section 1.2;

         (b) The Acquiring fund will assume the Stated Liabilities of the
Acquired Fund as set forth in Section 1.3; and

         (c) the Acquiring Fund will issue and deliver to the Acquired Fund, the number of full and fractional shares of each corresponding class of Acquiring
Fund Shares determined by dividing the aggregate value of the Acquired Fund's assets, net of certain stated liabilities of the Acquired Fund, attributable to each class of Acquired Fund Shares (as set forth below), computed in the manner and as of the time and date set forth in Section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below), computed in the manner and as of the time and date set forth in Section 2.2.

         Such transactions shall take place at the closing provided for in
Section 3.1 (the "Closing").

         The classes of shares of the Acquiring Fund correspond to the classes of shares of the Acquired Fund (the "Acquired Fund Shares") as follows: Class A shares of the Acquiring Fund correspond to Class A shares of the Acquired Fund;
Class B shares of the Acquiring Fund correspond to Class B shares of the
Acquired Fund; Class C shares of the Acquiring Fund correspond to Class C shares of the Acquired Fund; and Institutional Class ("Class I") shares of the
Acquiring Fund correspond to Class I shares of the Acquired Fund.

         1.2. Assets to Be Acquired. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property owned by the
Acquired Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims, (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in Section 3.1 (the "Closing Date"), and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 6.2 (c) and other than the Acquired Fund's rights under this Agreement (collectively, "Assets").

         The Acquired Fund will, at least 7 days prior to the Closing Date, furnish the Acquiring Fund with (a) a list of the Acquired Fund's portfolio securities and other investments and (b) a list of the Acquired Fund's "historic business assets," which are defined for this purpose as (i) those assets that were acquired by the Acquired Fund prior to the date of the approval of the
Reorganization by the Board of Trustees of WM II, and (ii) those assets that were acquired subsequent to such Board approval but in accordance with the
Acquired Fund's investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Fund will, at least 3 days prior to the Closing Date, furnish the Acquired Fund with a list of the securities and other instruments, if any, on the Acquired Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. If requested by the Acquiring Fund, the Acquired Fund will dispose of securities and other instruments on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring
Fund with respect to such investments, the Acquired Fund, if requested by the
Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the Acquired Fund furnishes the Acquiring Fund with the list described above, the Acquired Fund will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objectives, policies and restrictions or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, (a) nothing herein will require the Acquired Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Acquired Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund and (b) nothing will permit the
Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's directors or investment adviser, such disposition would adversely affect the tax-free nature of the
Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund.

         1.3. Liabilities to Be Assumed. The Acquired Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, prior to the
Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Acquired Fund set forth in the Acquired Fund's statement of assets and liabilities as of the Closing Date delivered by the Acquired Fund to the Acquiring Fund pursuant to Section 3.2 (the "Stated Liabilities"). The
Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Acquired Fund. Notwithstanding the foregoing, the Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the
Acquired Fund's Declaration of Trust and Bylaws as in effect as of the date of this Agreement shall survive the Reorganization as obligations of the Acquiring
Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquired Fund, its successors or assigns.

         1.4. Liquidation and Distribution. Immediately after the transfer of
Assets provided for in Section 1.1, the Acquired Fund will distribute in complete liquidation of the Acquired Fund to the shareholders of record of each class of Acquired Fund Shares, determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date (the "Acquired Fund
Shareholders"), on a pro rata basis, all the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to Section 1.1. Such distribution and liquidation will be accomplished by the transfer of the
Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the
Acquiring Fund in the names of the Acquired Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due
Acquired Fund Shareholders holding the corresponding class of Acquired Fund
Shares. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and cancelled on the books of the Acquired Fund and will be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

         1.5. Ownership of Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

          1.6  Surrender of Certificates.  With respect to Acquiring Fund Shares distributable  pursuant  to  Section  1.4  to  an  Acquired  Fund
               Shareholder  holding a certificate or  certificates  for Acquired
               Fund Shares, if any, on the Closing Date, the Acquiring Fund will not  permit  such  shareholder  to receive  Acquiring  Fund Share certificates  therefor,  exchange such  Acquiring Fund Shares for shares of other investment companies,  effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring
               Fund Shares  until the  Acquiring  Fund has been  notified by the
               Acquired Fund or its agent that such  Acquired  Fund  Shareholder has  surrendered  all  his or her  outstanding  certificates  for
               Acquired  Fund  Shares  or,  in the  event of lost  certificates, posted adequate bond.

         1.7. Transfer Taxes. Any transfer taxes payable upon the issuance of
Acquiring Fund Shares in a name other than the registered holder of the Acquired
Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund
Shares are to be issued and transferred.

         1.8. Reporting Responsibility. Any reporting responsibility of or with respect to an Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the
Securities and Exchange Commission (the "SEC"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
         1.9 Termination and Dissolution. As soon as practicable after the
Closing Date, WM II shall make all filings and take all other necessary steps to effect the complete dissolution of the Acquired Fund, and after the dissolution of all the Acquired Funds, to effect its complete dissolution and to terminate its registration under the 1940 Act.

         1.10 Books and Records. Immediately after the Closing Date, the share transfer books relating to the Acquired Fund shall be closed, and no transfer of shares shall thereafter be made on such books. All books and records of WM II relating to the Acquired Fund, including without limitation all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to PIF from and after the Closing
Date and shall be turned over to PIF as soon as practicable after the Closing
Date. After delivery of such books and records to PIF, PIF shall be responsible for the maintenance of such books and records in accordance with the 1940 Act and the rules and regulations thereunder.

         1.11 Action by PIF and WM II. PIF shall take on behalf of the Acquiring
Fund all actions expressed herein as being the obligations of the Acquiring
Fund. WM II shall take on behalf of the Acquired Fund all actions expressed herein as being the obligations of the Acquired Fund.

2.       VALUATION

         2.1. Valuation of Assets. The value of the Assets to be transferred to the Acquiring Fund shall be computed as of the close of regular trading on the
NYSE, and after the declaration of any dividends pursuant to Section 6.2 (c), on the Closing Date, using the valuation procedures set forth in the Articles of
Incorporation and Bylaws of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the
Acquiring Fund (collectively, as amended or supplemented from time to time, the
"Acquiring Fund Prospectus"), and shall be certified by the Acquired Fund.

         2.2. Valuation of Shares. The net asset value of a share of each class of Acquiring Fund Shares shall be the net asset value per share computed with respect to that class as of the close of regular trading on the NYSE on the
Closing Date, using the valuation procedures set forth in the Articles of
Incorporation and the Bylaws of the Acquiring Fund and the Acquiring Fund
Prospectus.

3.       CLOSING AND CLOSING DATE

         3.1. Closing Date. The Closing shall be held on January 12, 2007 (the
"Closing Date"), at the offices of Principal Management Corporation, 680 8th
Street, Des Moines, Iowa 50392, or at such other time and place as PIF and WM II may agree. Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place simultaneously as of the close of regular trading on the
NYSE on the Closing Date (the "Effective Time").

         3.2 Statement of Assets and Stated Liabilities. WM II will prepare and deliver to the Acquiring Fund on the second business day prior to the Closing
Date a statement of the Assets and Stated Liabilities of the Acquired Fund as of
such date for review and agreement by the parties to determine that the Assets and Stated Liabilities of the Acquired Fund are being correctly determined in accordance with the terms of this Agreement. WM II will deliver at the Closing
(i) an updated statement of Assets and Stated Liabilities of the Acquired Fund
and (ii) a list of the Acquired Fund's portfolio assets showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (i)
and (ii) as of the Closing Date, and certified by the principal accounting officer of WM II.

         3.3. Custodian's Certificate. The Acquired Fund shall instruct its custodian to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets have been delivered in proper form to the custodian for the Acquiring Fund on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired
Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring
Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940
Act, or other permitted counterparties or a futures commission merchant, as defined in Rule 17f-6 under the 1940 Act, shall be delivered as of the Closing
Date by book entry, in accordance with the customary practices of such depositories and future commission merchants and the custodian for the Acquiring
Fund. The cash to be transferred by the Acquired Fund shall be delivered in the manner specified by the Acquiring Fund.

         3.4. Transfer Agent's Certificate. The Acquired Fund shall instruct its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund
Shareholders as of the Closing Date and the number and percentage ownership (to four decimal places) of outstanding shares of each class of the Acquired Fund owned by each such shareholder immediately prior to the Closing. The Acquiring
Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund, or provide evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund.

         3.5 Failure to Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to Section 3.2 to the custodian for the Acquiring Fund of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to those Assets, executed copies of an agreement of assignment and due bills executed on behalf of the broker, dealer or other counterparty, or such other documentation in lieu thereof as may be acceptable to the Acquiring
Fund, together with such other documents as may be required by the Acquiring
Fund or its custodian.

         3.6 Delivery of Additional Items. At the Closing each party shall deliver to the other such bills of sale, instruments of assumptions of liabilities, checks, assignments, share certificates, receipts and other documents, as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

         3.7. Effect of Suspension in Trading. In the event that on the Closing
Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the
NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the
Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date to which PIF and WM II may agree.

4.  REPRESENTATIONS AND WARRANTIES

          4.1  The  Acquired  Fund.  WM  II  on  behalf  of  the  Acquired  Fund represents and warrants to PIF and the Acquiring Fund as follows:

         (a) Organization, Existence, etc. WM II is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the
Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted. WM II is duly authorized to transact business in Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund is a legally designated, validly existing series of shares of WM II representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of WM II and the
Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

         (b) Registration as Investment Company. WM II is duly registered under the 1940 Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.
Each of WM II and the Acquired Fund is compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

         (c) Form N-14. The Registration Statement on N-14 and the Combined
Prospectus/Proxy Statement contained therein relating to the transactions contemplated by this Agreement as amended or supplemented from time to time (the
"Registration Statement"), as of the effective date of the Registration
Statement and at all times subsequent thereto up to and including the Closing
Date, conforms and will conform, as it relates to WM II and the Acquired Fund, in all material respects to the requirements of federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to WM II and the Acquired Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by WM II with respect to WM II or the Acquired Fund for use in the Registration Statement
or any other materials provided in connection with the Reorganization, as of the effective date of the Registration and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

         (d) Current Offering Documents. The prospectus, statement of additional information and shareholder reports of WM II relating to the Acquired Fund, each to the extent incorporated by reference in the Registration Statement, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, are and will be accurate in all material respects and do not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) No Violation. Each of WM II and the Acquired Fund is not in
violation of Massachusetts law or in any material respect of any provision of WM
II's Declaration of Trust or bylaws or of any agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which WM II or the
Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement will not result in any such violation or in the acceleration of any obligation, or the imposition or any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which WM II or the Acquired Fund is a party or by which it is bound.

         (f) Contracts. Each of WM II and the Acquired Fund has no material contracts, agreements or other commitments (other than this Agreement) that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as
Stated Liabilities in the Statement of Assets and Stated Liabilities as provided in Section 3.2 and other than contracts that may be terminated without liability to it following the Closing Date.

         (g) Litigation. To the knowledge of WM II and the Acquired Fund, except as has been disclosed in writing to PIF, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom WM II or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, there are no facts which form the basis for the institution of any such litigation, proceeding or investigation, and each of WM II and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court of governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

         (h) Financial Statements. The audited financial statements of the
Acquired Fund for the fiscal year ended October 31, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of
America consistently applied and have been audited by Deloitte & Touche LLP .
True and complete copies of such statements have been furnished to PIF. Such statements fairly reflect the financial condition and the results of operations of the Acquired Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of or the
Acquired Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Acquired
Fund for the six months ended April 30, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by WM II. True and complete copies of such statements have been furnished to PIF. Such statements fairly reflect the financial condition and the results of operations of the Acquired Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquired Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. There are no liabilities of any Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the financial statements of the Acquired Fund referred to above, liabilities incurred in the ordinary course of business subsequent to October 31, 2005, liabilities previously disclosed to and accepted by PIF and liabilities which in the aggregate have not been and will not be materially adverse to the financial condition, results of operations, business or assets of the Acquired Fund.

         (i) No Material Adverse Change. Since October 31, 2005, there has been no material adverse change in the financial condition, assets, liabilities or business of the Acquired Fund (other than changes occurring in the ordinary course of business) or any incurrence by the Acquired Fund of indebtedness, except as disclosed to PIF. For the purposes of this Section, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

         (j) Taxes. Each of WM II and the Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of WM II and the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. As of the Closing
Date, all federal and other tax returns and reports of WM II and the Acquired
Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the
Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the knowledge of WM II and the Acquired Fund, each of them will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the
Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

         (k) Regulated Investment Company. Each of WM II and the Acquired Fund
has met the requirements of subchapter M of the Code for treatment as a
"regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since it commenced operations and will continue to meet such requirements at all times through the Closing Date. Each of WM II and the Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders and is not liable for any material penalties which could be imposed thereunder.

         (l) Capitalization. The authorized capital of WM II consists of an unlimited number of shares of beneficial interest, of such number of different series as the Board of Trustees may authorize from time to time. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and on the
Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable (except as described in the prospectus of WM II) by WM
II and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date. The shares of beneficial interest are not subject to preemptive or dissenter's rights. At the Effective Time, all issued and outstanding shares of beneficial interest in the Acquired Fund will be held in book-entry form by shareholders of record of the Acquired Fund as set forth on the books and records of WM II in the amounts set forth therein, and as set forth in any list of shareholders of record provided to PIF or the corresponding Acquiring Fund for purposes of the Reorganization.

         (m) Investment Operations. The Acquired Fund's investment operations from inception to the date of this Agreement have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to PIF.

         (n) Authority Relative to this Agreement. WM II, on behalf of the
Acquired Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Board of Trustees of WM II, and, subject to approval by the required majority of the shareholders of the Acquired Fund, this Agreement constitutes the valid and binding obligation of WM II and the Acquired Fund, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and other equitable principles.

         (o) No Distribution. The Acquiring Fund Shares to be issued to the
Acquired Fund pursuant to Section 1.1(c) will not be acquired for the purpose of making any distribution thereof other than to the shareholders of the Acquired
Fund as provided in Section 1.4.

         (p) Information. The information provided by the Acquired Fund for use in the Registration Statement referred to in Section 4.1(c) or in no-action letters, applications for orders or other documents that may be necessary in connection with the transactions contemplated by this Agreement shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations as applicable thereto.

         (q) Regulatory Approvals. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by WM II on behalf of the Acquired Fund of the transactions contemplated by this
Agreement, except such as may be required under the 1933 Act, the Securities
Exchange Act of 1934 (the "1934 Act"), the 1940 Act and state securities or
"Blue Sky" laws (which terms as used herein shall include the laws of the
District of Columbia and of Puerto Rico).

         (r) The Assets. At the Closing Date, WM II, on behalf of the Acquired
Fund, will have good and marketable title to the Assets of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to Section 1.1(a)
and will have full right, power and authority to sell, assign, transfer and deliver such Assets hereunder. At the Closing Date, subject only to the delivery of the Assets and the Stated Liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title to the
Assets of the Acquired Fund, subject to no encumbrances, liens or security interests whatsoever and without any restrictions on their transfer, except as previously disclosed to and accepted by the Acquiring Fund.

         (s) Diversification. At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the Assets of the Acquired Fund pursuant to this
Agreement, the Acquiring Fund, if it is a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act, will remain such a "diversified company" and in any event will remain in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date.

         (t) Restricted Securities. No registration of any of the Assets of the
Acquired Fund would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the
Acquired Fund, except as previously disclosed by the Acquired Fund to the
Acquiring Fund.

         4.2 Acquiring Fund. PIF on behalf of the Acquiring Fund represents and warrants to WM II and the Acquired Fund as follows:

         (a) Organization, Existence, etc. PIF is a corporation that is duly organized, validly existing and in good standing under the laws of the State of
Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted. PIF is duly authorized to transact business in Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The
Acquiring Fund is a legally designated, validly existing series of shares of PIF representing interests in a separate portfolio thereof under the laws of
Maryland. Each of PIF and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now, or in the case of a New Acquiring Fund, as then, being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

         (b) Registration as Investment Company. PIF is duly registered under the 1940 Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.
Each of PIF and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

         (c) Form N-14. The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to PIF and the Acquiring Fund, in all material respects to the requirements of federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to
PIF and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this Section
4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning WM II and the Acquired Fund furnished to the
Acquiring Fund by WM II or the Acquired Fund. From the effective date of the
Registration Statement through the time of the meeting of the Acquired Fund
Shareholders and on the Closing Date, any written information furnished by PIF with respect to PIF and the Acquiring Fund for use in the Registration Statement
or any other materials provided in connection with the Reorganization, as of the effective date of the Registration and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

         (d) Current Offering Documents. The Acquiring Fund Prospectus and
shareholder reports of PIF relating to the Acquiring Fund, each to the extent incorporated by reference in the Registration Statement, comply in all material respects with the requirements of the 1933 Act and the 1940 Act, are and will be accurate in all material respects and do not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) Acquiring Fund Assets. At the Closing Date, PIF, on behalf of the
Acquiring Fund, will have good and marketable title to the assets attributable to the Acquiring Fund.

         (f) No Violation. Each of PIF and the Acquiring Fund is not in
violation of Maryland law or in any material respect of any provision of PIF's
Articles of Incorporation or bylaws or of any agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which PIF or the
Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement will not result in any such violation or in the acceleration of any obligation, or the imposition or any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which PIF or the Acquiring Fund is a party or by which it is bound.

         (g) Litigation. To the knowledge of PIF and the Acquiring Fund, except as has been disclosed in writing to WM II, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom PIF or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, there are no facts which form the basis for the institution of any such litigation, proceeding or investigation, and each of PIF and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court of governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

         (h) Financial Statements. The audited financial statements of the
Acquiring Fund for the fiscal year ended October 31, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of
America consistently applied and have been audited by Ernst & Young LLP. True and complete copies of such statements have been furnished to WM II. Such statements fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the
Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of Acquiring
Fund for the six months ended April 30, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by PIF. True and complete copies of such statements have been furnished to WM II. Such statements fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. There are no liabilities of any Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the financial statements of the Acquiring Fund referred to above, liabilities incurred in the ordinary course of business subsequent to October 31, 2005, liabilities previously disclosed to and accepted by WM II and liabilities which in the aggregate have not been and will not be materially adverse to the financial condition, results of operations, business or assets of the Acquiring
Fund.

         (i) No Material Adverse Change. Since October 31, 2005, there has been no material adverse change in the financial condition, assets, liabilities or business of the Acquiring Fund (other than changes occurring in the ordinary course of business) or any incurrence by the Acquiring Fund of indebtedness, except as disclosed to WM II. For the purposes of this Section, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.
         (j) Taxes. Each of PIF and the Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of PIF and the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. As of the Closing
Date, all federal and other tax returns and reports of PIF and the Acquiring
Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the
Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the knowledge of PIF and the Acquiring Fund, each of them will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the
Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

         (k) Regulated Investment Company. Each of PIF and the Acquiring Fund
has met the requirements of subchapter M of the Code for treatment as a
"regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since it commenced operations and will continue to meet such requirements at all times through the Closing Date. Each of PIF and the Acquiring Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or
4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders and is not liable for any material penalties which could be imposed thereunder.

         (l) Capitalization. The authorized capital of PIF consists of
40,230,000,000 shares of capital stock of such number of different series as the
Board of Directors may authorize from time to time. All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable
(except as described in the prospectus of PIF) by PIF and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the
Acquiring Fund are outstanding and none will be outstanding on the Closing Date.
The shares are not subject to preemptive or dissenter's rights.

         (m) Investment Operations. The Acquiring Fund's investment operations from inception to the date of this Agreement have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to WM II.

         (n) Authority Relative to this Agreement. PIF, on behalf of the
Acquiring Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Board of Directors of PIF, and this Agreement constitutes the valid and binding obligation of PIF and the Acquiring Fund, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and other equitable principles.

         (o) Information. The information provided by the Acquiring Fund for use in the Registration Statement referred to in Section 4.1(c) or in no-action letters, applications for orders or other documents that may be necessary in connection with the transactions contemplated by this Agreement shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations as applicable thereto.

         (p) Regulatory Approvals. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the
Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which terms as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.  COVENANTS

          5.1  The Acquired Fund. WM II on behalf of the Acquired Fund covenants and agrees as follows:

         (a) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, WM II with respect to the Acquired Fund shall conduct its business in the ordinary course between the date of this Agreement and the
Closing Date, it being understood that such ordinary course of business will include the regular and customary periodic dividends and distributions.

         (b) Meeting of the Acquired Fund's Shareholders. WM II will call and hold a meeting of the shareholders of the Acquired Funds to consider and act upon this Agreement and the transactions contemplated herein and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby. The meeting shall be scheduled for December
15, 2006 or such other date to which WM II and PIF may agree.

         (c) Registration Statement. In connection with the preparation of the
Registration Statement, WM II will cooperate with PIF and will furnish to PIF the information relating to the Acquired Funds required to be included in the
Registration Statement.

         (d) Cooperation in Effecting Reorganization. The Acquired Fund agrees to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the obligations of PIF and the corresponding Acquiring Fund to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

         (e) Statement of Earnings and Profits. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the
Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the corresponding Acquiring Fund will succeed to and take into account as a result of Sections 381 through 384 of the Code. Such statement will be certified by the principal accounting officer of WM II.

          5.2  The Acquiring Fund. PIF on behalf of the Acquiring Fund covenants and agrees as follows:

         (a) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, PIF with respect to the Acquiring Fund shall conduct its business in the ordinary course between the date of this Agreement and the
Closing Date, it being understood that such ordinary course of business will include the regular and customary periodic dividends and distributions.

         (b) Registration Statement. PIF will prepare and file the Registration
Statement and include therein the Prospectus/Proxy Statement to be used in connection with the shareholders meeting referred to in Section 5.1(b).

         (c) Cooperation in Effecting Reorganization. The Acquiring Fund agrees to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the obligations of WM II and the Acquired Fund to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

         (d) Continued Operations. PIF will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue the operations of the Acquiring Fund after the Closing Date.

6.  CONDITIONS PRECEDENT

         6.1 The Acquired Fund. The obligations of WM II on behalf of the
Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by PIF and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing
Date and, in addition thereto, to the following further conditions:

         (a) Officers Certificate. PIF on behalf of the Acquiring Fund shall have delivered to WM II on behalf of the Acquired Fund a certificate executed in its name by its President or Vice President and its Chief Financial Officer, in
form and substance satisfactory to WM II and dated as of the Closing Date, to the effect that the representations and warranties of PIF on behalf of the
Acquiring Fund made in this Agreement are true and correct at and as of the
Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that PIF and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

         (b) Opinion of Counsel. WM II on behalf of the Acquired Fund shall have received a favorable opinion of Dykema Gossett PLLC, counsel to the Acquiring
Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to WM II, to the following effect:

(i)       PIF is a corporation organized and validly existing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of PIF, and the
          Acquiring Fund is a separate series of PIF constituted in accordance with the applicable provisions of the 1940 Act and the Articles of
          Incorporation and Bylaws of PIF;

(ii)      This Agreement has been authorized, executed and delivered by the
          Acquiring Fund and, assuming the Registration Statement referred to in
          Section 5.2(b) and the Prospectus/Proxy Statement included therein comply with applicable federal securities laws and assuming the authorization, execution and delivery of this Agreement by WM II and the Acquired Fund, is the valid and binding obligation of PIF and the
          Acquiring Fund enforceable against PIF and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(iii)     The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have assumed such liabilities;

(iv)      The Acquiring Fund Shares to be issued for transfer to the Acquired
          Fund Shareholders as provided by this Agreement are authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and non-assessable Class A, Class B, Class C and Class
          I shares of capital stock in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(v)       The execution and delivery of this Agreement did not, and the performance by PIF and the Acquiring Fund of their obligations hereunder will not, violate the PIF Articles of Incorporation or
          Bylaws, or any provision of any material agreement known to such counsel to which PIF or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement or any judgment or decree to which PIF or the
          Acquiring Fund is a party or by which it is bound;

(vi)      To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by PIF and the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

(vii)     Such counsel does not know of any legal or governmental proceedings relating to PIF or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement included in the
          Registration Statement referred to in Section 5.2(b) or the Closing
          Date required to be described in the Registration Statement which are not described as required;

(viii)    PIF is registered with the SEC as an investment company under the 1940
          Act; and

(ix)      To the knowledge of such counsel, except as has been disclosed in writing to WM II, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to PIF or the Acquiring Fund or any of their properties or assets or any person whom PIF or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and each of PIF and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

         6.2 The Acquiring Fund. The obligations of PIF on behalf of the
Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by WM II and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing
Date and, in addition thereto, to the following further conditions:

         (a) Officers Certificate. WM II on behalf of the Acquired Fund shall have delivered to PIF on behalf of the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant
Treasurer, in form and substance satisfactory to PIF and dated as of the Closing
Date, to the effect that the representations and warranties of WM II on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that WM II and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

         (b) Opinion of Counsel. PIF on behalf of the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(i)       WM II is a business trust organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of
          WM II, and the Acquired Fund is a separate series of WM II constituted in accordance with the applicable provisions of the 1940 Act and the
          Declaration of Trust and Bylaws of WM II;

(ii)      This Agreement has been authorized, executed and delivered on behalf of WM II and the Acquired Fund and, assuming the Registration
          Statement referred to in Section 5.2(b) and the Prospectus/Proxy
          Statement included therein comply with applicable federal securities laws and assuming the authorization, execution and delivery of this
          Agreement by PIF and the Acquiring Fund, is the valid and binding obligation of WM II and the Acquired Fund enforceable against WM II and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(iii)     The Acquired Fund has the power to sell, assign, transfer and deliver the Assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such Assets to the Acquiring Fund;

(iv)      The execution and delivery of this Agreement did not, and the performance by WM II and the Acquired Fund of their obligations hereunder will not, violate the WM II Declaration of Trust or Bylaws, or any provision of any material agreement known to such counsel to which WM II or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement or any judgment or decree to which WM II or the Acquired
          Fund is a party or by which it is bound;

(v)       To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by WM II and the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(vi)      Such counsel does not know of any legal or governmental proceedings relating to WM II or the Acquired Fund existing on or before the date of mailing of the Prospectus/ Proxy Statement included in the
          Registration Statement referred to in Section 5.2(b) or the Closing
          Date required to be described in the Registration Statement which are not described as required;

(vii)     WM II is registered  with the SEC as an investment  company under the 1940
          Act; and

(viii)    To the knowledge of such counsel, except as has been disclosed in writing to PIF, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to WM II or the Acquired Fund or any of their properties or assets or any person whom WM II or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and each of WM II and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

         (c) Distributions. Prior to the Closing Date, WM II on behalf of the
Acquired Fund (if it is a corresponding Fund to an Existing Acquiring Fund)
shall have declared a dividend or dividends, with a record and ex-dividend date prior to the Effective Time, which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for all its taxable periods ending on or prior to the Closing
Date (computed without regard to any deduction for dividends paid), plus the excess of its interest income, if any, excludable from gross income under
Section 103(a) of the Code over its deductions disallowed under Sections 265 and
171(a)(2) of the Code for all taxable periods ending on or before the Closing
Date and all of its net capital gains realized in all its taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         (d) Tax Certificate. The Acquired Fund shall have furnished to the
Acquiring Fund a certificate, signed by the President (or any Vice President)
and the Treasurer of WM II, as to the adjusted tax basis in the hands of the
Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this
Agreement.

         (e) Custodian Certificate. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Closing Date.

         6.3 Further Conditions Precedent. The respective obligations of WM II on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

         (a) Shareholder Approval. This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in Section 5.1(b).

         (b) Closing under Stock Purchase Agreement. The closing under the Stock
Purchase Agreement dated as of July 25, 2006 among Washington Mutual, Inc., New
American Capital, Inc., Principal Financial Group, Inc. and Principal Management
Corporation shall have occurred.

         (c) Proceedings. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

         (d) Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state "Blue Sky" and securities authorities) deemed necessary by WM II and PIF to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

         (d) Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         (f) Tax Opinion. WM II on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund shall have received a favorable opinion of Dykema Gossett
PLLC dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(i)       The acquisition by the Acquiring Fund of the Assets of the Acquired
          Fund in exchange for the Acquiring Fund's assumption of the Stated
          Liabilities of the Acquired Fund and issuance of the Acquiring Fund
          Shares, followed by the distribution by the Acquired Fund of such
          Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in
          Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring
          Fund will each be "a party to a reorganization" within the meaning of
          Section 368(b) of the Code;

(ii)      No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the
          Acquiring Fund Shares and the assumption by the Acquiring Fund of the
          Stated Liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof;

(iii)     No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Stated Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof;

(iv)      The tax basis of the Assets of the Acquired Fund acquired by the
          Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer;

(v)       The holding periods of the Assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Acquired Fund;

(vi)      No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for the
          Acquiring Fund Shares;

(vii)     The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(viii)    An Acquired Fund shareholder's holding period for the Acquiring Fund
          Shares to be received will include the period during which the
          Acquired Fund Shares exchanged therefor were held, provided that the shareholder held the Acquired Fund Shares as a capital asset on the date of the exchange; and

(ix)      The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and
          384 of the Code and the regulations thereunder.

         The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "non-equity" options and investments in
"passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).

         The opinion will be based on certain factual certifications made by officers of WM II and PIF and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

7. FEES AND EXPENSES

         Except as set forth in Section 1.7, whether or not the transactions contemplated hereby are consummated, all fees and expenses in connection with this Agreement, and the transactions contemplated hereby, incurred (a) by WM II, the Acquired Fund and NAC shall be paid by NAC and (b) by PIF, the Acquiring
Fund and PMC shall be paid by PMC; provided, however, that each of NAC and PMC shall pay 50% of the document preparation (including reasonable attorneys'
fees), printing, mailing and other costs and expenses associated with the board approvals and proxy solicitations contemplated by this Agreement, including amounts reimbursed to the Acquired Funds and the Acquiring Funds.
Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

8.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         8.1 Entire Agreement. The Acquired Fund and the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         8.2 Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.4, 1.6 through 1.11, 4.1(c) and (d), 4.2(c) and
(d), 7, 8, 11 and 12.

9.  TERMINATION

         9.1 This Agreement may be terminated by the mutual agreement of the
Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the
Closing Date because:

         (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

         (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

         (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 9.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

         9.2 If the transactions contemplated by this Agreement have not been substantially completed by June 30, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired
Fund and the Acquiring Fund.

         9.3 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages, in the absence of willful default. In the event of willful default, all remedies at law or in equity of the party adversely effected shall survive.

10.  AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of WM II on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to Section 5.2(b) no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

11.  NOTICES

         All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed given if delivered personally, transmitted by facsimile (and telephonically confirmed), mailed by registered or certified mail with postage prepaid and return receipt requested, or sent by commercial overnight courier, courier fees prepaid (if available; otherwise, by the next best class of service available), to the parties at the following address:

         (a)......if to PIF or the Acquiring Fund, to it at:

                   Principal Financial Group, Inc.
                   711 High Street
                   Des Moines, IA  50392
                   Attn:  Michael D. Roughton, Esq.
                   Telecopy:  (515) 248-3011
                   Confirmation:  (515) 248-3842

          with a copy to:

                   Dykema Gossett PLLC
                   1300 I Street, N.W.
                   Suite 300-West
                   Washington, D.C.  20005
                   Attn:  John W. Blouch, Esq.
                   Telecopy:  (202) 906-8669
                   Confirmation:  (202) 906-8600

          (b) if to WM II or the Acquired Fund, to it at:

                   WM Trust II
                   1201 3rd Avenue
                   22nd Floor
                   Seattle, WA,  98101
                   Attn:  William G. Papesh
                   Telecopy: (206) 223-0666
                   Confirmation: (206) 233-0666

          with a copy to:

                   Ropes & Gray LLP
                   One International Place
                   Boston, MA  02110
                   Attn:  Brian D. McCabe, Esq.
                   Telecopy:  (617) 951-7050
                   Confirmation:  (617) 951-7801

or to such other person or address as any party shall specify by notice in writing to the other parties in accordance with this Section. All such notices or other communications shall be deemed to have been received on the date of the personal delivery or on the third business day after the mailing or dispatch thereof; provided that notice of change of address shall be effective only upon receipt.

12. GENERAL

         12.1 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         12.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         12.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving affect to any choice or conflicts of law rule or provision that would result in the application of the laws of any other jurisdiction.

         12.4 Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         12.5 Waivers. At any time prior to the Effective Time of the
Reorganization, each of WM II, on behalf of the Acquired Fund, and PIF, on behalf of the Acquiring Fund, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it and such Fund contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit and the benefit of such Fund contained herein, except that conditions set forth in Sections 6.3(c) and (d) may not be waived and except that any such waiver that would have a material adverse effect on the interests or rights of any Acquired Fund (or its shareholders) or any Acquiring
Fund (or its shareholders) shall be made only with the consent of the Board of
WM II or PIF, respectively.

         12.6 Reliance. All covenants and agreements made under this Agreement shall be deemed to have been material and relied upon by WM II on behalf of the
Acquired Fund and PIF on behalf of the Acquiring Fund notwithstanding any investigation made by such party or on its behalf.

         12.7 Limitation of Liability. It is expressly agreed that the obligations of WM II hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of WM II personally, but shall bind only the property of the Acquired Funds, as provided in the
Declaration of Trust of WM II. Moreover, no Acquired Fund shall be responsible for the obligations of another Acquired Fund hereunder, and all persons shall look only to the assets of each Acquired Fund to satisfy the obligations of that
Acquired Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of WM II on behalf of it and each of the
Acquired Funds and signed by authorized officers of WM II, acting as such.
Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of WM II and each Acquired Fund as provided in the
Declaration of Trust of WM II.

         IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be executed by its President or Vice President as of the date first written above.
         .........
WM TRUST II                                                   PRINCIPAL INVESTORS FUND, INC.
on behalf of each of the following Acquired Funds:            on behalf of each of the following Acquiring Funds:

California Insured Intermediate Municipal Fund                California Insured Intermediate Municipal
                                                               Fund
California Municipal Fund                                     California Municipal Fund
Growth Fund                                                   LargeCap Growth Fund
International Growth Fund                                     Diversified International Fund
Short Term Income Fund                                        Short Term Income Fund
Small Cap Growth Fund                                         SmallCap Growth Fund

By:      /s/ William G. Papesh_____                            By:     _/s/ Ralph C. Eucher________________
         William G. Papesh                                                   Ralph C. Eucher
         President and Chief Executive Officer                               President and Chief Executive Officer

NEW AMERICAN CAPITAL, INC.                                          PRINCIPAL MANAGEMENT CORPORATION

                                                                    By: _/s/ Ralph C. Eucher_______________
By: _/s/ Todd Baker__________________                                      Ralph C. Eucher
       Todd Baker                                                          President
       Executive Vice President

                                      - 4 -

                                      - 3 -
                               DISCLOSURE SCHEDULE

                                January 12, 2007

         The following Disclosure Schedule is provided by WM Trust II (the
"Trust") pursuant to that certain Agreement and Plan of Reorganization dated as of December 1, 2006 by and among Principal Investors Fund Inc. ("PIF"), WM Trust
II, Principal Management Corporation and New American Capital, Inc. (the "Merger
Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

         This Disclosure Schedule qualifies the representations and warranties made by the Trust in the Merger Agreement. Inclusion of information in this
Disclosure Schedule is not intended to be, and shall not be construed as, an admission of liability, or any fact pertaining to such liability, with respect to any matter whatsoever. Any summary or description of any law, regulation, contract, plan or other document contained in this Disclosure Schedule is for convenience only and reference should be made to such law, regulation, contract, plan or other document for a full explanation thereof. Disclosures contained in any documents referenced in this Disclosure Schedule shall be deemed to have been made in writing by the Trust to PIF for purposes of the Merger Agreement.
If an item is disclosed in any part of this Disclosure Schedule and the existence of such item or its contents are relevant to any other Schedule, then such item will be deemed to be disclosed in such other Schedule to the extent such item or its contents would be reasonably understood to apply to the information called for by such other Schedule.

                                 Section 4.1(g)
                                   Litigation

1. By letter dated February 26, 2004, the SEC requested documents and information regarding WM Shareholder Services, Inc. in connection with its services as transfer agent. WM Shareholder Services, Inc. responded to the request and additional requests for information based on the initial inquiry.
The SEC has not provided any notice of any failure by WM Shareholder Services,
Inc. to comply with any applicable laws or regulation.

                                 Section 4.1(r)
                                   The Assets

The WM California Insured Intermediate Municipal Fund holds 14 future contracts of U.S. 10 Year Treasury Note Futures, March 2007. The basic margin requirement for these security futures is 0.01% of the underlying value of the contract. The collateral is 1,000,000 of cusip 13062NKG1.

The WM California Municipal Fund holds 134 future contracts of U.S. 30 Year
Treasury Bond Futures, March 2007. The basic margin requirement for these security futures is 0.01% of the underlying value of the contract. The collateral is 1,000,000 of cusip 145750ET8.

The WM Short Term Income Fund holds 100 future contracts of U.S. 5 Year Treasury
Note Futures, March 2007. The basic margin requirement for these security futures is 1.5% of the underlying value of the contract. The collateral is
175,0000 of U.S. Treasury Note 3.25% 8/15/08 cusip 912828BG4.

Section 4.1(t)
                              Restricted Securities

International Growth Fund
Developed Markets:
------------------
FR       4002121              BOUYGUES
JP       B1FF8P7              IDEMITSU KOSAN CO LTD
SG       B02PY22              placecountry-regionSINGAPORE TELECOMMUNICATIONS
HK       6859927              SUN HUNG KAI PROPERTIES
CH       7110753              HOLCIM LTD-REG

Emerging Markets:
placeOM  B0LMH69              BANK placeCityMUSCAT SAOG-GDR REG S
CA       2714019              BANRO CORPORATION
SG       B168CV9              BANYAN TREE HOLDINGS LMT
TW       6425663              placeCATHAY FINANCIAL HOLDING CO LT
TR       B058ZV4              COCA-COLA ICECEK URETIM AS
CN       B0LMTQ3              CHINA CONSTRUCTION BANK
NL       26843E204            EFES BREWERIES INTERNATIONAL
TW       438090201            HON HAI PRECISION INDUSTRY
KR       B0ZPRC0              MACQUARIE placecountry-regionKOREA INFRASTRUC
PK       67778Q101            OIL & GAS DEVELOP-GDR 144A
EG       68554N106            ORASCOM CONSTRUCT GDR
TH       B15F664              THAI BEVERAGE PCL
SG       B17KMY7              YANLORD LAND GROUP

Short Term Income Fund
US       15131GQG2            Cendant Mortgage Corp. 03-3P A1 5.500% 4/25/30 144A
US       224050AR5            Cox Enterprises 4.375% 05/01/08 144A
US       361849JV5            GMACC 1999-CTL1 A  7.151% 2/15/08
US       78389RAA5            SB Treasury Co. LLC 9.40% 12/29/49 144A

                  AGREEMENT AND PLAN OF REORGANIZATION (WM SAM)

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is as of
made the 1st day of December, 2006, by and among Principal Investors Fund, Inc.
("PIF"), a Maryland corporation, on behalf of its separate series listed below
(the "Acquiring Funds") and WM Strategic Asset Management Portfolios, LLC ("WM
SAM"), a Massachusetts limited liability company, on behalf of its separate series listed below (the "Acquired Funds"), and for purposes of Section 7 of this Agreement only, by Principal Management Corporation ("PMC"), an Iowa corporation, and New American Capital, Inc. ("NAC"), a Delaware corporation.

          Acquired Funds                                        Corresponding PIF Acquiring Funds
          --------------                                        ---------------------------------
          Balanced Portfolio                             --     SAM Balanced Portfolio*
          Conservative Balanced Portfolio                --     SAM Conservative Balanced Portfolio*
          Conservative Growth Portfolio                  --     SAM Conservative Growth Portfolio*
          Flexible Income Portfolio                      --     SAM Flexible Income Portfolio*
          Strategic Growth Portfolio                     --     SAM Strategic Growth Portfolio*

         This Agreement shall be deemed to be a separate agreement between WM
SAM, on behalf of each Acquired Fund, and PIF, on behalf of the corresponding
Acquiring Fund. As used herein, unless the context otherwise requires, each
Acquired Fund and its corresponding Acquiring Fund are, respectively, the
"Acquired Fund" and the "Acquiring Fund." Certain Acquiring Funds are new series of PIF that are being organized in connection with the transactions contemplated by this Agreement. These Acquiring Funds are indicated above by an asterisk.
They will not commence operations until the Closing. The provisions of this
Agreement that apply to such an Acquiring Fund are to be read with that understanding. The remaining Acquiring Funds are referred to herein as the
"Existing Acquiring Funds."

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the
United States Internal Revenue Code of 1986, as amended (the "Code"), and the
Treasury Regulations promulgated thereunder. The reorganization with respect to each Acquired Fund and its corresponding Acquiring Fund will consist of: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of the Stated Liabilities of the Acquired Fund
(as defined in Section 1.3) in exchange solely for Class A, Class B, and Class C shares of capital stock of the Acquiring Fund (the "Acquiring Fund Shares");
(ii) the distribution of the Acquiring Fund Shares to the shareholders of the
Acquired Fund according to their respective interests; and (iii) the termination, dissolution and complete liquidation of the Acquired Fund as soon as practicable thereafter, all upon the terms and conditions hereinafter set forth (the "Reorganization").

         WHEREAS, each of the Acquired Fund and the corresponding Acquiring Fund is a separate series of an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and the
Acquired Fund owns securities and other investments which generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Board of Directors of PIF has determined that the
Reorganization is in the best interests of the Acquiring Fund; and

         WHEREAS, the Board of Trustees of WM SAM has determined that the
Reorganization is in the best interests of the Acquired Fund;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1. TRANSFER OF ACQUIRED FUND ASSETS IN EXCHANGE FOR ACQUIRING FUND SHARES AND
ASSUMPTION OF STATED LIABILITIES AND LIQUIDATION OF ACQUIRED FUND

         1.1. The Exchange. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

         (a) The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in Section 1.2;

         (b) The Acquiring fund will assume the Stated Liabilities of the
Acquired Fund as set forth in Section 1.3; and

         (c) the Acquiring Fund will issue and deliver to the Acquired Fund, the number of full and fractional shares of each corresponding class of Acquiring
Fund Shares determined by dividing the aggregate value of the Acquired Fund's assets, net of certain stated liabilities of the Acquired Fund, attributable to each class of Acquired Fund Shares (as set forth below), computed in the manner and as of the time and date set forth in Section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below), computed in the manner and as of the time and date set forth in Section 2.2.

         Such transactions shall take place at the closing provided for in
Section 3.1 (the "Closing").

         The classes of shares of the Acquiring Fund correspond to the classes of shares of the Acquired Fund (the "Acquired Fund Shares") as follows: Class A shares of the Acquiring Fund correspond to Class A shares of the Acquired Fund;
Class B shares of the Acquiring Fund correspond to Class B shares of the
Acquired Fund; and Class C shares of the Acquiring Fund correspond to Class C shares of the Acquired Fund.

         1.2. Assets to Be Acquired. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property owned by the
Acquired Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims, (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in Section 3.1 (the "Closing Date"), and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 6.2 (c) and other than the Acquired Fund's rights under this Agreement (collectively, "Assets").

         The Acquired Fund will, at least 7 days prior to the Closing Date, furnish the Acquiring Fund with (a) a list of the Acquired Fund's portfolio securities and other investments and (b) a list of the Acquired Fund's "historic business assets," which are defined for this purpose as (i) those assets that were acquired by the Acquired Fund prior to the date of the approval of the
Reorganization by the Board of Trustees of WM SAM, and (ii) those assets that were acquired subsequent to such Board approval but in accordance with the
Acquired Fund's investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Fund will, at least 3 days prior to the Closing Date, furnish the Acquired Fund with a list of the securities and other instruments, if any, on the Acquired Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. If requested by the Acquiring Fund, the Acquired Fund will dispose of securities and other instruments on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring
Fund with respect to such investments, the Acquired Fund, if requested by the
Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the Acquired Fund furnishes the Acquiring Fund with the list described above, the Acquired Fund will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objectives, policies and restrictions or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, (a) nothing herein will require the Acquired Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Acquired Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund and (b) nothing will permit the
Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's directors or investment adviser, such disposition would adversely affect the tax-free nature of the
Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund.

         1.3. Liabilities to Be Assumed. The Acquired Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, prior to the
Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Acquired Fund set forth in the Acquired Fund's statement of assets and liabilities as of the Closing Date delivered by the Acquired Fund to the Acquiring Fund pursuant to Section 3.2 (the "Stated Liabilities"). The
Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Acquired Fund. Notwithstanding the foregoing, the Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the
Acquired Fund's Limited Liability Company Agreement ("LLC Agreement") and Bylaws
as in effect as of the date of this Agreement shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquired Fund, its successors or assigns.

         1.4. Liquidation and Distribution. Immediately after the transfer of
Assets provided for in Section 1.1, the Acquired Fund will distribute in complete liquidation of the Acquired Fund to the shareholders of record of each class of Acquired Fund Shares, determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date (the "Acquired Fund
Shareholders"), on a pro rata basis, all the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to Section 1.1. Such distribution and liquidation will be accomplished by the transfer of the
Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the
Acquiring Fund in the names of the Acquired Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due
Acquired Fund Shareholders holding the corresponding class of Acquired Fund
Shares. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and cancelled on the books of the Acquired Fund and will be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

         1.5. Ownership of Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

         1.6 Surrender of Certificates. With respect to Acquiring Fund Shares distributable pursuant to Section 1.4 to an Acquired Fund Shareholder holding a certificate or certificates for Acquired Fund Shares, if any, on the Closing
Date, the Acquiring Fund will not permit such shareholder to receive Acquiring
Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other investment companies, effect an account transfer of such Acquiring Fund
Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund
Shareholder has surrendered all his or her outstanding certificates for Acquired
Fund Shares or, in the event of lost certificates, posted adequate bond.

         1.7. Transfer Taxes. Any transfer taxes payable upon the issuance of
Acquiring Fund Shares in a name other than the registered holder of the Acquired
Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund
Shares are to be issued and transferred.

         1.8. Reporting Responsibility. Any reporting responsibility of or with respect to an Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the
Securities and Exchange Commission (the "SEC"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

         1.9 Termination and Dissolution. As soon as practicable after the
Closing Date, WM SAM shall make all filings and take all other necessary steps to effect the complete dissolution of the Acquired Fund, and after the dissolution of all the Acquired Funds, to effect its complete dissolution and to terminate its registration under the 1940 Act.
         1.10 Books and Records. Immediately after the Closing Date, the share transfer books relating to the Acquired Fund shall be closed, and no transfer of shares shall thereafter be made on such books. All books and records of WM SAM relating to the Acquired Fund, including without limitation all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to PIF from and after the Closing
Date and shall be turned over to PIF as soon as practicable after the Closing
Date. After delivery of such books and records to PIF, PIF shall be responsible for the maintenance of such books and records in accordance with the 1940 Act and the rules and regulations thereunder.

         1.11 Action by PIF and WM SAM. PIF shall take on behalf of the
Acquiring Fund all actions expressed herein as being the obligations of the
Acquiring Fund. WM SAM shall take on behalf of the Acquired Fund all actions expressed herein as being the obligations of the Acquired Fund.

2.       VALUATION

         2.1. Valuation of Assets. The value of the Assets to be transferred to the Acquiring Fund shall be computed as of the close of regular trading on the
NYSE, and after the declaration of any dividends pursuant to Section 6.2 (c), on the Closing Date, using the valuation procedures set forth in the Articles of
Incorporation and Bylaws of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the
Acquiring Fund (collectively, as amended or supplemented from time to time, the
"Acquiring Fund Prospectus"), and shall be certified by the Acquired Fund.

         2.2. Valuation of Shares. The net asset value of a share of each class of Acquiring Fund Shares shall be the net asset value per share computed with respect to that class as of the close of regular trading on the NYSE on the
Closing Date, using the valuation procedures set forth in the Articles of
Incorporation and the Bylaws of the Acquiring Fund and the Acquiring Fund
Prospectus.

3.       CLOSING AND CLOSING DATE

         3.1. Closing Date. The Closing shall be held on January 12, 2007 (the
"Closing Date"), at the offices of Principal Management Corporation, 680 8th
Street, Des Moines, Iowa 50392, or at such other time and place as PIF and WM
SAM may agree. Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place simultaneously as of the close of regular trading on the NYSE on the Closing Date (the "Effective Time").

         3.2 Statement of Assets and Stated Liabilities. WM SAM will prepare and deliver to the Acquiring Fund on the second business day prior to the Closing
Date a statement of the Assets and Stated Liabilities of the Acquired Fund as of
such date for review and agreement by the parties to determine that the Assets and Stated Liabilities of the Acquired Fund are being correctly determined in accordance with the terms of this Agreement. WM SAM will deliver at the Closing
(i) an updated statement of Assets and Stated Liabilities of the Acquired Fund
and (ii) a list of the Acquired Fund's portfolio assets showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (i)
and (ii) as of the Closing Date, and certified by the principal accounting officer of WM SAM.

         3.3. Custodian's Certificate. The Acquired Fund shall instruct its custodian to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets have been delivered in proper form to the custodian for the Acquiring Fund on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired
Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring
Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940
Act, or other permitted counterparties or a futures commission merchant, as defined in Rule 17f-6 under the 1940 Act, shall be delivered as of the Closing
Date by book entry, in accordance with the customary practices of such depositories and future commission merchants and the custodian for the Acquiring
Fund. The cash to be transferred by the Acquired Fund shall be delivered in the manner specified by the Acquiring Fund.

         3.4. Transfer Agent's Certificate. The Acquired Fund shall instruct its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund
Shareholders as of the Closing Date and the number and percentage ownership (to four decimal places) of outstanding shares of each class of the Acquired Fund owned by each such shareholder immediately prior to the Closing. The Acquiring
Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund, or provide evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund.

         3.5 Failure to Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to Section 3.2 to the custodian for the Acquiring Fund of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to those Assets, executed copies of an agreement of assignment and due bills executed on behalf of the broker, dealer or other counterparty, or such other documentation in lieu thereof as may be acceptable to the Acquiring
Fund, together with such other documents as may be required by the Acquiring
Fund or its custodian.

         3.6 Delivery of Additional Items. At the Closing each party shall deliver to the other such bills of sale, instruments of assumptions of liabilities, checks, assignments, share certificates, receipts and other documents, as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.
         3.7. Effect of Suspension in Trading. In the event that on the Closing
Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the
NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the
Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date to which PIF and WM SAM may agree.

4.  REPRESENTATIONS AND WARRANTIES

          4.1  The  Acquired  Fund.  WM  SAM on  behalf  of  the  Acquired  Fund represents and warrants to PIF and the Acquiring Fund as follows:

         (a) Organization, Existence, etc. WM SAM is a limited liability company that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted. WM SAM is duly authorized to transact business in Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund is a legally designated, validly existing series of shares of WM SAM representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of WM SAM and the
Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

         (b) Registration as Investment Company. WM SAM is duly registered under the 1940 Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.
Each of WM SAM and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

         (c) Form N-14. The Registration Statement on N-14 and the Combined
Prospectus/Proxy Statement contained therein relating to the transactions contemplated by this Agreement as amended or supplemented from time to time (the
"Registration Statement"), as of the effective date of the Registration
Statement and at all times subsequent thereto up to and including the Closing
Date, conforms and will conform, as it relates to WM SAM and the Acquired Fund, in all material respects to the requirements of federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to WM SAM and the Acquired Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by WM
SAM with respect to WM SAM or the Acquired Fund for use in the Registration
Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

         (d) Current Offering Documents. The prospectus, statement of additional information and shareholder reports of WM SAM relating to the Acquired Fund, each to the extent incorporated by reference in the Registration Statement, comply in all material respects with the requirements of the Securities Act of
1933, as amended (the "1933 Act"), and the 1940 Act, are and will be accurate in all material respects and do not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) No Violation. Each of WM SAM and the Acquired Fund is not in
violation of Massachusetts law or in any material respect of any provision of WM
SAM's LLC Agreement or Bylaws or of any agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which WM SAM or the Acquired
Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement will not result in any such violation or in the acceleration of any obligation, or the imposition or any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which WM SAM or the Acquired Fund is a party or by which it is bound.

         (f) Contracts. Each of WM SAM and the Acquired Fund has no material contracts, agreements or other commitments (other than this Agreement) that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as
Stated Liabilities in the Statement of Assets and Stated Liabilities as provided in Section 3.2 and other than contracts that may be terminated without liability to it following the Closing Date.

         (g) Litigation. To the knowledge of WM SAM and the Acquired Fund, except as has been disclosed in writing to PIF, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom WM SAM or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, there are no facts which form the basis for the institution of any such litigation, proceeding or investigation, and each of WM SAM and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court of governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

         (h) Financial Statements. The audited financial statements of the
Acquired Fund for the fiscal year ended October 31, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of
America consistently applied and have been audited by Deloitte & Touche LLP .
True and complete copies of such statements have been furnished to PIF. Such statements fairly reflect the financial condition and the results of operations of the Acquired Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of or the
Acquired Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Acquired
Fund for the six months ended April 30, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by WM SAM. True and complete copies of such statements have been furnished to PIF. Such statements fairly reflect the financial condition and the results of operations of the Acquired Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquired Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. There are no liabilities of any Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the financial statements of the Acquired Fund referred to above, liabilities incurred in the ordinary course of business subsequent to October 31, 2005, liabilities previously disclosed to and accepted by PIF and liabilities which in the aggregate have not been and will not be materially adverse to the financial condition, results of operations, business or assets of the Acquired Fund.

         (i) No Material Adverse Change. Since October 31, 2005, there has been no material adverse change in the financial condition, assets, liabilities or business of the Acquired Fund (other than changes occurring in the ordinary course of business) or any incurrence by the Acquired Fund of indebtedness, except as disclosed to PIF. For the purposes of this Section, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

         (j) Taxes. Each of WM SAM and the Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of WM SAM and the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. As of the Closing
Date, all federal and other tax returns and reports of WM SAM and the Acquired
Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the
Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the knowledge of WM SAM and the Acquired Fund, each of them will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the
Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

         (k) Regulated Investment Company. Each of WM SAM and the Acquired Fund
has met the requirements of subchapter M of the Code for treatment as a
"regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since it commenced operations and will continue to meet such requirements at all times through the Closing Date. Each of WM SAM and the Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders and is not liable for any material penalties which could be imposed thereunder.

         (l) Capitalization. The authorized capital of WM SAM consists of an unlimited number of shares of beneficial interest, of such number of different series as the Board of Trustees may authorize from time to time. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and on the
Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable (except as described in the prospectus of WM SAM) by WM
SAM and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date. The shares of beneficial interest are not subject to preemptive or dissenter's rights. At the Effective Time, all issued and outstanding shares of beneficial interest in the Acquired Fund will be held in book-entry form by shareholders of record of the Acquired Fund as set forth on the books and records of WM SAM in the amounts set forth therein, and as set forth in any list of shareholders of record provided to PIF or the corresponding Acquiring Fund for purposes of the Reorganization.

         (m) Investment Operations. The Acquired Fund's investment operations from inception to the date of this Agreement have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to PIF.

         (n) Authority Relative to this Agreement. WM SAM, on behalf of the
Acquired Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Board of Trustees of WM SAM, and, subject to approval by the required majority of the shareholders of the Acquired Fund, this Agreement constitutes the valid and binding obligation of WM SAM and the Acquired Fund, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and other equitable principles.

         (o) No Distribution. The Acquiring Fund Shares to be issued to the
Acquired Fund pursuant to Section 1.1(c) will not be acquired for the purpose of making any distribution thereof other than to the shareholders of the Acquired
Fund as provided in Section 1.4.

         (p) Information. The information provided by the Acquired Fund for use in the Registration Statement referred to in Section 4.1(c) or in no-action letters, applications for orders or other documents that may be necessary in connection with the transactions contemplated by this Agreement shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations as applicable thereto.

         (q) Regulatory Approvals. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by WM
SAM on behalf of the Acquired Fund of the transactions contemplated by this
Agreement, except such as may be required under the 1933 Act, the Securities
Exchange Act of 1934 (the "1934 Act"), the 1940 Act and state securities or
"Blue Sky" laws (which terms as used herein shall include the laws of the
District of Columbia and of Puerto Rico).

         (r) The Assets. At the Closing Date, WM SAM, on behalf of the Acquired
Fund, will have good and marketable title to the Assets of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to Section 1.1(a)
and will have full right, power and authority to sell, assign, transfer and deliver such Assets hereunder. At the Closing Date, subject only to the delivery of the Assets and the Stated Liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title to the
Assets of the Acquired Fund, subject to no encumbrances, liens or security interests whatsoever and without any restrictions on their transfer, except as previously disclosed to and accepted by the Acquiring Fund.

         (s) Diversification. At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the Assets of the Acquired Fund pursuant to this
Agreement, the Acquiring Fund, if it is a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act, will remain such a "diversified company" and in any event will remain in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date.

         (t) Restricted Securities. No registration of any of the Assets of the
Acquired Fund would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the
Acquired Fund, except as previously disclosed by the Acquired Fund to the
Acquiring Fund.

         4.2 Acquiring Fund. PIF on behalf of the Acquiring Fund represents and warrants to WM SAM and the Acquired Fund as follows:

         (a) Organization, Existence, etc. PIF is a corporation that is duly organized, validly existing and in good standing under the laws of the State of
Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted. PIF is duly authorized to transact business in Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The
Acquiring Fund is a legally designated, validly existing series of shares of PIF representing interests in a separate portfolio thereof under the laws of
Maryland. Each of PIF and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now, or in the case of a New Acquiring Fund, as then, being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

         (b) Registration as Investment Company. PIF is duly registered under the 1940 Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.
Each of PIF and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

         (c) Form N-14. The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to PIF and the Acquiring Fund, in all material respects to the requirements of federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to
PIF and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this Section
4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning WM SAM and the Acquired Fund furnished to the Acquiring Fund by WM SAM or the Acquired Fund. From the effective date of the Registration Statement through the time of the meeting of the Acquired Fund
Shareholders and on the Closing Date, any written information furnished by PIF with respect to PIF and the Acquiring Fund for use in the Registration Statement
or any other materials provided in connection with the Reorganization, as of the effective date of the Registration and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

         (d) Current Offering Documents. The Acquiring Fund Prospectus and
shareholder reports of PIF relating to the Acquiring Fund, each to the extent incorporated by reference in the Registration Statement, comply in all material respects with the requirements of the 1933 Act and the 1940 Act, are and will be accurate in all material respects and do not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) Acquiring Fund Assets. At the Closing Date, PIF, on behalf of the
Acquiring Fund, will have good and marketable title to the assets attributable to the Acquiring Fund.

         (f) No Violation. Each of PIF and the Acquiring Fund is not in
violation of Maryland law or in any material respect of any provision of PIF's
Articles of Incorporation or Bylaws or of any agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which PIF or the
Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement will not result in any such violation or in the acceleration of any obligation, or the imposition or any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which PIF or the Acquiring Fund is a party or by which it is bound.

         (g) Litigation. To the knowledge of PIF and the Acquiring Fund, except as has been disclosed in writing to WM SAM, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom PIF or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, there are no facts which form the basis for the institution of any such litigation, proceeding or investigation, and each of PIF and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court of governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

         (h) Financial Statements. The audited financial statements of the
Acquiring Fund for the fiscal year ended October 31, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of
America consistently applied and have been audited by Ernst & Young LLP. True and complete copies of such statements have been furnished to WM SAM. Such statements fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the
Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of Acquiring
Fund for the six months ended April 30, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by PIF. True and complete copies of such statements have been furnished to WM SAM. Such statements fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. There are no liabilities of any Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the financial statements of the Acquiring Fund referred to above, liabilities incurred in the ordinary course of business subsequent to October 31, 2005, liabilities previously disclosed to and accepted by WM SAM and liabilities which in the aggregate have not been and will not be materially adverse to the financial condition, results of operations, business or assets of the Acquiring
Fund.

         (i) No Material Adverse Change. Since October 31, 2005, there has been no material adverse change in the financial condition, assets, liabilities or business of the Acquiring Fund (other than changes occurring in the ordinary course of business) or any incurrence by the Acquiring Fund of indebtedness, except as disclosed to WM SAM. For the purposes of this Section, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

         (j) Taxes. Each of PIF and the Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of PIF and the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. As of the Closing
Date, all federal and other tax returns and reports of PIF and the Acquiring
Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the
Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the knowledge of PIF and the Acquiring Fund, each of them will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the
Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

         (k) Regulated Investment Company. Each of PIF and the Acquiring Fund
has met the requirements of subchapter M of the Code for treatment as a
"regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since it commenced operations and will continue to meet such requirements at all times through the Closing Date. Each of PIF and the Acquiring Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or
4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders and is not liable for any material penalties which could be imposed thereunder.

         (l) Capitalization. The authorized capital of PIF consists of
40,230,000,000 shares of capital stock of such number of different series as the
Board of Directors may authorize from time to time. All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable
(except as described in the prospectus of PIF) by PIF and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the
Acquiring Fund are outstanding and none will be outstanding on the Closing Date.
The shares are not subject to preemptive or dissenter's rights.

         (m) Investment Operations. The Acquiring Fund's investment operations from inception to the date of this Agreement have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to WM SAM.

         (n) Authority Relative to this Agreement. PIF, on behalf of the
Acquiring Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Board of Directors of PIF, and this Agreement constitutes the valid and binding obligation of PIF and the Acquiring Fund, enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and other equitable principles.

         (o) Information. The information provided by the Acquiring Fund for use in the Registration Statement referred to in Section 4.1(c) or in no-action letters, applications for orders or other documents that may be necessary in connection with the transactions contemplated by this Agreement shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations as applicable thereto.

         (p) Regulatory Approvals. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the
Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which terms as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.  COVENANTS

          5.1 The Acquired Fund. WM SAM on behalf of the Acquired Fund covenants and agrees as follows: -----------------

         (a) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, WM SAM with respect to the Acquired Fund shall conduct its business in the ordinary course between the date of this Agreement and the
Closing Date, it being understood that such ordinary course of business will include the regular and customary periodic dividends and distributions.

         (b) Meeting of the Acquired Fund's Shareholders. WM SAM will call and hold a meeting of the shareholders of the Acquired Funds to consider and act upon this Agreement and the transactions contemplated herein and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby. The meeting shall be scheduled for December
15, 2006 or such other date to which WM SAM and PIF may agree.

         (c) Registration Statement. In connection with the preparation of the
Registration Statement, WM SAM will cooperate with PIF and will furnish to PIF the information relating to the Acquired Funds required to be included in the
Registration Statement.

         (d) Cooperation in Effecting Reorganization. The Acquired Fund agrees to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the obligations of PIF and the corresponding Acquiring Fund to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

         (e) Statement of Earnings and Profits. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the
Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the corresponding Acquiring Fund will succeed to and take into account as a result of Sections 381 through 384 of the Code. Such statement will be certified by the principal accounting officer of WM SAM.

          5.2 The Acquiring  Fund. PIF on behalf of the Acquiring Fund covenants and agrees as follows:

         (a) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, PIF with respect to the Acquiring Fund shall conduct its business in the ordinary course between the date of this Agreement and the
Closing Date, it being understood that such ordinary course of business will include the regular and customary periodic dividends and distributions.

         (b) Registration Statement. PIF will prepare and file the Registration
Statement and include therein the Prospectus/Proxy Statement to be used in connection with the shareholders meeting referred to in Section 5.1(b).

         (c) Cooperation in Effecting Reorganization. The Acquiring Fund agrees to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the obligations of WM SAM and the Acquired Fund to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

         (d) Continued Operations. PIF will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue the operations of the Acquiring Fund after the Closing Date.

6.  CONDITIONS PRECEDENT

         6.1 The Acquired Fund. The obligations of WM SAM on behalf of the
Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by PIF and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing
Date and, in addition thereto, to the following further conditions:

         (a) Officers Certificate. PIF on behalf of the Acquiring Fund shall have delivered to WM SAM on behalf of the Acquired Fund a certificate executed in its name by its President or Vice President and its Chief Financial Officer,
in form and substance satisfactory to WM SAM and dated as of the Closing Date, to the effect that the representations and warranties of PIF on behalf of the
Acquiring Fund made in this Agreement are true and correct at and as of the
Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that PIF and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

         (b) Opinion of Counsel. WM SAM on behalf of the Acquired Fund shall have received a favorable opinion of Dykema Gossett PLLC, counsel to the
Acquiring Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to WM SAM, to the following effect:
(i)       PIF is a corporation organized and validly existing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of PIF, and the
          Acquiring Fund is a separate series of PIF constituted in accordance with the applicable provisions of the 1940 Act and the Articles of
          Incorporation and Bylaws of PIF;

(ii)      This Agreement has been authorized, executed and delivered by the
          Acquiring Fund and, assuming the Registration Statement referred to in
          Section 5.2(b) and the Prospectus/Proxy Statement included therein comply with applicable federal securities laws and assuming the authorization, execution and delivery of this Agreement by WM SAM and the Acquired Fund, is the valid and binding obligation of PIF and the
          Acquiring Fund enforceable against PIF and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(iii)     The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have assumed such liabilities;

(iv)      The Acquiring Fund Shares to be issued for transfer to the Acquired
          Fund Shareholders as provided by this Agreement are authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and non-assessable Class A, Class B, and Class C shares of capital stock in the Acquiring Fund, and no shareholder of the
          Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(v)       The execution and delivery of this Agreement did not, and the performance by PIF and the Acquiring Fund of their obligations hereunder will not, violate the PIF Articles of Incorporation or
          Bylaws, or any provision of any material agreement known to such counsel to which PIF or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement or any judgment or decree to which PIF or the
          Acquiring Fund is a party or by which it is bound;

(vi)      To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by PIF and the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

(vii)     Such counsel does not know of any legal or governmental proceedings relating to PIF or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement included in the
          Registration Statement referred to in Section 5.2(b) or the Closing
          Date required to be described in the Registration Statement which are not described as required;

(viii)    PIF is registered with the SEC as an investment company under the 1940
          Act; and

(ix)      To the knowledge of such counsel, except as has been disclosed in writing to WM SAM, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to PIF or the Acquiring Fund or any of their properties or assets or any person whom PIF or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and each of PIF and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

         6.2 The Acquiring Fund. The obligations of PIF on behalf of the
Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by WM SAM and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing
Date and, in addition thereto, to the following further conditions:

         (a) Officers Certificate. WM SAM on behalf of the Acquired Fund shall have delivered to PIF on behalf of the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant
Treasurer, in form and substance satisfactory to PIF and dated as of the Closing
Date, to the effect that the representations and warranties of WM SAM on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that WM SAM and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

         (b) Opinion of Counsel. PIF on behalf of the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(i)       WM SAM is a limited liability company organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on
          Form N-1A of WM SAM, and the Acquired Fund is a separate series of WM
          SAM constituted in accordance with the applicable provisions of the
          1940 Act and the LLC Agreement and Bylaws of WM SAM;

     (ii) This Agreement has been  authorized,  executed and delivered on behalf of WM SAM  and  the  Acquired  Fund  and,  assuming  the  Registration
          Statement  referred  to in  Section  5.2(b)  and the  Prospectus/Proxy
          Statement  included therein comply with applicable  federal securities laws and assuming the  authorization,  execution  and delivery of this
          Agreement  by PIF and the  Acquiring  Fund,  is the valid and  binding obligation of WM SAM and the Acquired Fund enforceable  against WM SAM and the Acquired Fund in accordance with its terms, except as the same may be  limited by  bankruptcy,  insolvency,  reorganization  or other similar laws affecting the enforcement of creditors'  rights generally and other equitable principles;

(iii)     The Acquired Fund has the power to sell, assign, transfer and deliver the Assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such Assets to the Acquiring Fund;

(iv)      The execution and delivery of this Agreement did not, and the performance by WM SAM and the Acquired Fund of their obligations hereunder will not, violate the WM SAM LLC Agreement or Bylaws, or any provision of any material agreement known to such counsel to which WM
          SAM or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement or any judgment or decree to which WM SAM or the Acquired
          Fund is a party or by which it is bound;

(v)       To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by WM SAM and the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(vi)      Such counsel does not know of any legal or governmental proceedings relating to WM SAM or the Acquired Fund existing on or before the date of mailing of the Prospectus/ Proxy Statement included in the
          Registration Statement referred to in Section 5.2(b) or the Closing
          Date required to be described in the Registration Statement which are not described as required;

(vii) WM SAM is registered with the SEC as an investment  company under the 1940
     Act; and

(viii) To the knowledge of such counsel, except as has been disclosed in writing to PIF, no litigation or  administrative  proceeding or investigation of or before any court or governmental body is presently pending or threatened as to WM SAM or the Acquired Fund or any of their  properties or assets or any person whom WM SAM or the  Acquired  Fund may be  obligated to indemnify in connection with such litigation,  proceeding or investigation,  and each of
     WM SAM and the Acquired Fund is not a party to or subject to the provisions of any order,  decree or judgment of any court or governmental  body, which materially and adversely  affects its business or its ability to consummate the transactions contemplated hereby.

         (c) Distributions. Prior to the Closing Date, WM SAM on behalf of the
Acquired Fund (if it is a corresponding Fund to an Existing Acquiring Fund)
shall have declared a dividend or dividends, with a record and ex-dividend date prior to the Effective Time, which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for all its taxable periods ending on or prior to the Closing
Date (computed without regard to any deduction for dividends paid), plus the excess of its interest income, if any, excludable from gross income under
Section 103(a) of the Code over its deductions disallowed under Sections 265 and
171(a)(2) of the Code for all taxable periods ending on or before the Closing
Date and all of its net capital gains realized in all its taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         (d) Tax Certificate. The Acquired Fund shall have furnished to the
Acquiring Fund a certificate, signed by the President (or any Vice President)
and the Treasurer of WM SAM, as to the adjusted tax basis in the hands of the
Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this
Agreement.

         (e) Custodian Certificate. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Closing Date.

         6.3 Further Conditions Precedent. The respective obligations of WM SAM on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

         (a) Shareholder Approval. This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in Section 5.1(b).

         (b) Closing under Stock Purchase Agreement. The closing under the Stock
Purchase Agreement dated as of July 25, 2006 among Washington Mutual, Inc., New
American Capital, Inc., Principal Financial Group, Inc. and Principal Management
Corporation shall have occurred.

         (c) Proceedings. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

         (d) Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state "Blue Sky" and securities authorities) deemed necessary by WM SAM and PIF to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

         (e) Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         (f) Tax Opinion. WM SAM on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund shall have received a favorable opinion of Dykema
Gossett PLLC dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(i)       The acquisition by the Acquiring Fund of the Assets of the Acquired
          Fund in exchange for the Acquiring Fund's assumption of the Stated
          Liabilities of the Acquired Fund and issuance of the Acquiring Fund
          Shares, followed by the distribution by the Acquired Fund of such
          Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in
          Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring
          Fund will each be "a party to a reorganization" within the meaning of
          Section 368(b) of the Code;

(ii)      No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the
          Acquiring Fund Shares and the assumption by the Acquiring Fund of the
          Stated Liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof;

(iii)     No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Stated Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof;

(iv)      The tax basis of the Assets of the Acquired Fund acquired by the
          Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer;

(v)       The holding periods of the Assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Acquired Fund;

(vi)      No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for the
          Acquiring Fund Shares;

(vii)     The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(viii)    An Acquired Fund shareholder's holding period for the Acquiring Fund
          Shares to be received will include the period during which the
          Acquired Fund Shares exchanged therefor were held, provided that the shareholder held the Acquired Fund Shares as a capital asset on the date of the exchange; and

(ix)      The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and
          384 of the Code and the regulations thereunder.

         The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "non-equity" options and investments in
"passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).

         The opinion will be based on certain factual certifications made by officers of WM SAM and PIF and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

7. FEES AND EXPENSES

         Except as set forth in Section 1.7, whether or not the transactions contemplated hereby are consummated, all fees and expenses in connection with this Agreement, and the transactions contemplated hereby, incurred (a) by WM
SAM, the Acquired Fund and NAC shall be paid by NAC and (b) by PIF, the
Acquiring Fund and PMC shall be paid by PMC; provided, however, that each of NAC and PMC shall pay 50% of the document preparation (including reasonable attorneys' fees), printing, mailing and other costs and expenses associated with the board approvals and proxy solicitations contemplated by this Agreement, including amounts reimbursed to the Acquired Funds and the Acquiring Funds.
Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

8.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         8.1 Entire Agreement. The Acquired Fund and the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         8.2 Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.4, 1.6 through 1.11, 4.1(c) and (d), 4.2 (c)
and (d), 7, 8, 11 and 12.

9.  TERMINATION

         9.1 This Agreement may be terminated by the mutual agreement of the
Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the
Closing Date because:

         (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

         (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

         (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 9.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

         9.2 If the transactions contemplated by this Agreement have not been substantially completed by June 30, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired
Fund and the Acquiring Fund.

         9.3 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages, in the absence of willful default. In the event of willful default, all remedies at law or in equity of the party adversely effected shall survive.

10.  AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of WM SAM on behalf of the Acquired Fund and PIF on behalf of the Acquiring Fund;
provided, however, that following the shareholders' meeting called by the
Acquired Fund pursuant to Section 5.2(b) no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

11.  NOTICES

         All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed given if delivered personally, transmitted by facsimile (and telephonically confirmed), mailed by registered or certified mail with postage prepaid and return receipt requested, or sent by commercial overnight courier, courier fees prepaid (if available; otherwise, by the next best class of service available), to the parties at the following address:

         (a)......if to PIF or the Acquiring Fund, to it at:

                   Principal Financial Group, Inc.
                   711 High Street
                   Des Moines, IA  50392
                   Attn:  Michael D. Roughton, Esq.
                   Telecopy:  (515) 248-3011
                   Confirmation:  (515) 248-3842

          with a copy to:

                   Dykema Gossett PLLC
                   1300 I Street, N.W.
                   Suite 300-West
                   Washington, D.C.  20005
                   Attn:  John W. Blouch, Esq.
                   Telecopy:  (202) 906-8669
                   Confirmation:  (202) 906-8600

          (b) if to WM SAM or the Acquired Fund, to it at:

                   WM SAM
                   1201 3rd Avenue
                   22nd Floor
                   Seattle, WA,  98101
                   Attn:  William G. Papesh
                   Telecopy: (206) 233-0666
                   Confirmation: (206) 913-5825

          with a copy to:

                   Ropes & Gray LLP
                   One International Place
                   Boston, MA  02110
                   Attn:  Brian D. McCabe, Esq.
                   Telecopy:  (617) 951-7050
                   Confirmation:  (617) 951-7801

or to such other person or address as any party shall specify by notice in writing to the other parties in accordance with this Section. All such notices or other communications shall be deemed to have been received on the date of the personal delivery or on the third business day after the mailing or dispatch thereof; provided that notice of change of address shall be effective only upon receipt.

12. GENERAL

         12.1 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         12.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         12.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving affect to any choice or conflicts of law rule or provision that would result in the application of the laws of any other jurisdiction.

         12.4 Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         12.5 Waivers. At any time prior to the Effective Time of the
Reorganization, each of WM SAM, on behalf of the Acquired Fund, and PIF, on behalf of the Acquiring Fund, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it and such Fund contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit and the benefit of such Fund contained herein, except that conditions set forth in Sections 6.3(c) and (d) may not be waived and except that any such waiver that would have a material adverse effect on the interests or rights of any Acquired Fund (or its shareholders) or any Acquiring
Fund (or its shareholders) shall be made only with the consent of the Board of
WM SAM or PIF, respectively.

         12.6 Reliance. All covenants and agreements made under this Agreement shall be deemed to have been material and relied upon by WM SAM on behalf of the
Acquired Fund and PIF on behalf of the Acquiring Fund notwithstanding any investigation made by such party or on its behalf.

         IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be executed by its President or Vice President as of the date first written above.
         .........
WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS, LLC                          PRINCIPAL INVESTORS FUND, INC.
on behalf of each of the following Acquired Funds:                     on behalf of each of the following Acquiring Funds:

Balanced Portfolio                                                     SAM Balanced Portfolio
Conservative Balanced Portfolio                                        SAM Conservative Balanced Portfolio
Conservative Growth Portfolio                                          SAM Conservative Growth Portfolio
Flexible Income Portfolio                                              SAM Flexible Income Portfolio
Strategic Growth Portfolio                                             SAM Strategic Growth Portfolio

By:      _/s/ William G. Papesh_________                             By:     /s/ Ralph C. Eucher_________
         William G. Papesh                                                    Ralph C. Eucher
         President and Chief Executive Officer                                President and Chief Executive Officer

NEW AMERICAN CAPITAL, INC.                                           PRINCIPAL MANAGEMENT CORPORATION

                                                                     By: /s/ Ralph C. Eucher______________
By: _/s/ Todd Baker__________________                                       Ralph C. Eucher
       Todd Baker                                                           President
       Executive Vice President

                                      - 1 -
                                      - 2 -
                               DISCLOSURE SCHEDULE

                                January 12, 2007

         The following Disclosure Schedule is provided by WM Strategic Asset
Management Portfolios, LLC (the "Trust") pursuant to that certain Agreement and
Plan of Reorganization dated as of December 1, 2006 by and among Principal
Investors Fund Inc. ("PIF"), WM Strategic Asset Management Portfolios, LLC,
Principal Management Corporation and New American Capital, Inc. (the "Merger
Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

         This Disclosure Schedule qualifies the representations and warranties made by the Trust in the Merger Agreement. Inclusion of information in this
Disclosure Schedule is not intended to be, and shall not be construed as, an admission of liability, or any fact pertaining to such liability, with respect to any matter whatsoever. Any summary or description of any law, regulation, contract, plan or other document contained in this Disclosure Schedule is for convenience only and reference should be made to such law, regulation, contract, plan or other document for a full explanation thereof. Disclosures contained in any documents referenced in this Disclosure Schedule shall be deemed to have been made in writing by the Trust to PIF for purposes of the Merger Agreement.
If an item is disclosed in any part of this Disclosure Schedule and the existence of such item or its contents are relevant to any other Schedule, then such item will be deemed to be disclosed in such other Schedule to the extent such item or its contents would be reasonably understood to apply to the information called for by such other Schedule.

                                 Section 4.1(g)
                                   Litigation

1. By letter dated February 26, 2004, the SEC requested documents and information regarding WM Shareholder Services, Inc. in connection with its services as transfer agent. WM Shareholder Services responded to the request and additional requests for information based on the initial inquiry. The SEC has not provided any notice of any failure by WM Shareholder Services to comply with any applicable laws or regulation.

2. On June 10, 2005, WM Strategic Asset Management Portfolios, LLC (the "SAM
Funds") and WM Advisors, Inc. (the "Adviser") received a letter written in response to an examination by the SEC, in which the staff expressed concerns relating to the SAM Fund's advisory contract with the Adviser. A copy of this letter has been provided to PIF.

On July 8, 2005, the Trustees of the SAM Funds who are not interested persons of the SAM Funds sent a response letter to the SEC, a copy of which has also been provided to PIF. No further response has been received by the SAM Funds from the
SEC.